                                                                    EXHIBIT 99.1

                                                                       EXECUTION

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                                    Depositor

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                  Master Servicer and Securities Administrator

                                       and

                                  HSBC BANK USA
                                     Trustee

                           ---------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 2003

                           ---------------------------

                          SEQUOIA MORTGAGE TRUST 2003-1

                                TABLE OF CONTENTS

                                                                                                                      Page
ARTICLE I DEFINITIONS............................................................................................       5

Section 1.01.     Definitions....................................................................................       5
Section 1.02.     Calculations Respecting Mortgage Loans.........................................................      39

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES........................................................      39

Section 2.01.     Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans...........................      39
Section 2.02.     Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund....................      42
Section 2.03.     Representations and Warranties of the Depositor................................................      44
Section 2.04.     Discovery of Breach; Repurchase or Substitution of Mortgage Loans..............................      46
Section 2.05      Delivery of Subsequent Mortgage Loans..........................................................      48
Section 2.06.     Grant Clause...................................................................................      50

ARTICLE III THE CERTIFICATES.....................................................................................      52

Section 3.01.     The Certificates...............................................................................      52
Section 3.02.     Registration...................................................................................      52
Section 3.03.     Transfer and Exchange of Certificates..........................................................      53
Section 3.04.     Cancellation of Certificates...................................................................      56
Section 3.05.     Replacement of Certificates....................................................................      56
Section 3.06.     Persons Deemed Owners..........................................................................      57
Section 3.07.     Temporary Certificates.........................................................................      57
Section 3.08.     Appointment of Paying Agent....................................................................      58
Section 3.09.     Book-Entry Certificates........................................................................      58

ARTICLE IV ADMINISTRATION OF THE TRUST FUND......................................................................      59

Section 4.01.     Custodial Accounts; Distribution Account.......................................................      59
Section 4.02      The Pre-Funding Accounts.......................................................................      61
Section 4.03.     Reports to Trustee and Certificateholders......................................................      62

ARTICLE V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES...............................................................      65

Section 5.01.     Distributions Generally........................................................................      65
Section 5.02.     Distributions from the Distribution Account....................................................      66
Section 5.03.     Allocation of Losses...........................................................................      69
Section 5.04.     Advances by Master Servicer....................................................................      70
Section 5.05.     Compensating Interest Payments.................................................................      70
Section 5.06.     Reserve Fund...................................................................................      70

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ARTICLE VI CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT............................      72

Section 6.01.     Duties of Trustee and the Securities Administrator.............................................      72
Section 6.02.     Certain Matters Affecting the Trustee and the Securities Administrator.........................      74
Section 6.03.     Trustee and Securities Administrator Not Liable for Certificates...............................      76
Section 6.04.     Trustee and the Securities Administrator May Own Certificates..................................      76
Section 6.05.     Eligibility Requirements for Trustee...........................................................      77
Section 6.06.     Resignation and Removal of Trustee and the Securities Administrator............................      77
Section 6.07.     Successor Trustee and Successor Securities Administrator.......................................      78
Section 6.08.     Merger or Consolidation of Trustee or the Securities Administrator.............................      79
Section 6.09.     Appointment of Co-Trustee, Separate Trustee or Custodian.......................................      79
Section 6.10.     Authenticating Agents..........................................................................      80
Section 6.11.     Indemnification of the Trustee and the Securities Administrator................................      81
Section 6.12.     Fees and Expenses of Securities Administrator and the Trustee..................................      82
Section 6.13.     Collection of Monies...........................................................................      82
Section 6.14.     Events of Default; Trustee To Act; Appointment of Successor....................................      82
Section 6.15.     Additional Remedies of Trustee Upon Event of Default...........................................      86
Section 6.16.     Waiver of Defaults.............................................................................      86
Section 6.17.     Notification to Holders........................................................................      86
Section 6.18.     Directions by Certificateholders and Duties of Trustee During Event of Default.................      87
Section 6.19.     Action Upon Certain Failures of the Master Servicer and Upon Event of Default..................      87
Section 6.20.     Preparation of Tax Returns and Other Reports...................................................      87

ARTICLE VII PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND.........................................      89

Section 7.01.     Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase
                  or Liquidation of All Mortgage Loans...........................................................      89
Section 7.02.     Procedure Upon Termination of Trust Fund.......................................................      90
Section 7.03.     Additional Trust Fund Termination Requirements.................................................      91

ARTICLE VIII RIGHTS OF CERTIFICATEHOLDERS........................................................................      92

Section 8.01.     Limitation on Rights of Holders................................................................      92
Section 8.02.     Access to List of Holders......................................................................      92
Section 8.03.     Acts of Holders of Certificates................................................................      93

ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER.................................      94

Section 9.01.     Duties of the Master Servicer; Enforcement of Servicer's and Master Servicer's Obligations.....      94
Section 9.02      Assumption of Master Servicing by Trustee......................................................      96
Section 9.03.     Representations and Warranties of the Master Servicer..........................................      96

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Section 9.04.     Compensation to the Master Servicer............................................................      98
Section 9.05.     Merger or Consolidation........................................................................      98
Section 9.06.     Resignation of Master Servicer.................................................................      99
Section 9.07.     Assignment or Delegation of Duties by the Master Servicer......................................      99
Section 9.08.     Limitation on Liability of the Master Servicer and Others......................................      99
Section 9.09.     Indemnification; Third-Party Claims............................................................     100

ARTICLE X REMIC ADMINISTRATION...................................................................................     100

Section 10.01.    REMIC Administration...........................................................................     100
Section 10.02.    Prohibited Transactions and Activities.........................................................     103
Section 10.03.    Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status................     103
Section 10.04.    REO Property...................................................................................     104

ARTICLE XI MISCELLANEOUS PROVISIONS..............................................................................     105

Section 11.01.    Binding Nature of Agreement; Assignment........................................................     105
Section 11.02.    Entire Agreement...............................................................................     105
Section 11.03.    Amendment......................................................................................     105
Section 11.04.    Voting Rights..................................................................................     106
Section 11.05.    Provision of Information.......................................................................     107
Section 11.06.    Governing Law..................................................................................     107
Section 11.07.    Notices........................................................................................     107
Section 11.08.    Severability of Provisions.....................................................................     108
Section 11.09.    Indulgences; No Waivers........................................................................     108
Section 11.10.    Headings Not To Affect Interpretation..........................................................     108
Section 11.11.    Benefits of Agreement..........................................................................     108
Section 11.12.    Special Notices to the Rating Agencies.........................................................     108
Section 11.13.    Conflicts......................................................................................     109
Section 11.14.    Counterparts...................................................................................     110
Section 11.15     No Petitions...................................................................................     110

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ATTACHMENTS

Exhibit A    Forms of Certificates
Exhibit B    Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C    Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit D    Form of Custody Agreement
Exhibit E    List of Servicing Agreements
Exhibit F    List of Purchase Agreements
Exhibit G    List of Limited Purpose Surety Bonds
Exhibit H    Form of Rule 144A Transfer Certificate
Exhibit I    Form of Purchaser's Letter for Institutional Accredited Investors
Exhibit J    Form of ERISA Transfer Affidavit
Exhibit K    Form of Letter of Representations with the Depository Trust Company
Exhibit L    Form of Cap Agreements
Exhibit M    Form of Certification to be Provided to the Depositor by the
             Securities Administrator

Schedule A   Mortgage Loan Schedule

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         This POOLING AND SERVICING AGREEMENT, dated as of February 1, 2003 (the "Agreement"), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the "Depositor"), HSBC Bank USA, a New York banking corporation, as trustee (the "Trustee"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its dual capacities as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and acknowledged by RWT HOLDINGS, INC., a Delaware corporation, as seller (the "Seller"), for purposes of Section 2.04.

                              PRELIMINARY STATEMENT

         The Depositor has acquired the Initial Mortgage Loans from the Seller and at the Closing Date is the owner of the Initial Mortgage Loans and the other property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor's transfer to the Trust Fund of the Initial Mortgage Loans, an initial deposit to each Pre-Funding Account of the Original Pre-Funded Amount with respect to the related Mortgage Pool, an initial deposit to the Capitalized Interest Account in an amount sufficient to satisfy the aggregate Capitalized Interest Requirement on the Certificates during the Pre-Funding Period, and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Initial Mortgage Loans any Subsequent Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Seller in the Mortgage Loan Purchase Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Depositor, the Trustee, the Master Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         As provided herein, the Trustee shall elect that the Trust Fund (exclusive of the Additional Collateral, the Cap Agreements, the assets held in the Reserve Fund, the Capitalized Interest Account and the Pre-Funding Accounts) be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the "Lower Tier REMIC" and the "Upper Tier REMIC," respectively). Each Certificate, other than the Class A-R Certificate and the Class LT-R Certificate, shall represent ownership of a regular interest in the Upper Tier REMIC. In addition, each of the LIBOR Certificates represents the right to receive payments in respect of Net WAC Shortfalls from the Reserve Fund as provided in Section 5.06. The owners of the Interest Only Certificates beneficially own the Reserve Fund. The Class A-R Certificate represents the sole class of residual interest in the Upper Tier REMIC. The Class LT-R Certificate represents the sole class of residual interest in the Lower Tier REMIC.

         The Lower Tier REMIC shall issue several classes of uncertificated Lower Tier Interests and each such Lower Tier Interest is hereby designated as a regular interest in the Lower Tier REMIC for purposes of the REMIC Provisions. The Upper Tier REMIC will hold as its assets the entire beneficial interest in each Class of uncertificated Lower Tier Interests. The Lower Tier REMIC shall also issue the Class LT-R Certificate, which is hereby designated as the sole class

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of residual interest in the Lower Tier REMIC for purposes of the REMIC provisions. The Lower Tier REMIC shall hold as its assets the property of the Trust Fund other than the Lower Tier Interests, the Additional Collateral, the Reserve Fund, the Cap Agreements, the Capitalized Interest Account, and the Pre-Funding Accounts.

THE LOWER TIER REMIC INTERESTS

         The following table sets forth (or describes) the class designation, interest rate, initial principal amount, and corresponding Class of certificates for each Class of Lower Tier Interests:

                                                Interest       Corresponding Class of
Class Designation       Principal Amount          Rate              Certificates
-----------------       ----------------          ----              ------------
LT1A-1                 $  183,178,145.00          (1)         Class 1A, Class X-1A (7)
LT1A-2                 $  615,027,854.00          (2)         Class 1-A, Class X-1B (8)
LTAR                   $          100.00          (3)                 Class AR
LT2A                   $  190,000,000.00          (4)         Class 2A, Class X-2 (9)
LTB1                   $   15,905,000.00          (5)         Class B-1, Class X-B (10)
LTB2                   $    8,210,000.00          (5)                 Class B-2
LTB3                   $    5,644,000.00          (5)                 Class B-3
LTB4                   $    2,565,000.00          (5)                 Class B-4
LTB5                   $    1,539,000.00          (5)                 Class B-5
LTB6                   $    4,105,617.00          (5)                 Class B-6
LT-R Certificate                                  (5)                    N/A

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(1) The interest rate for the Class LT1A-1 Interest for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Net WAC of the One-Month LIBOR Loans in Pool 1.

(2) The interest rate for the Class LT1A-2 Interest for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Net WAC of the Six-Month LIBOR Loans in Pool 1.

(3) The interest rate for the Class LTAR Interest for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Pool 1 Net WAC.

(4) The interest rate for the Class LT2A Interest for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Pool 2 Net WAC.

(5) The interest rate for each of these Lower Tier Interests for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Subordinate Net WAC.

(6) The Class LT-R Certificate is the sole class of residual interest in the Lower Tier REMIC. It does not have an interest rate or a principal balance.

(7) On each Distribution Date, the Class X-1A Certificates shall be entitled to a specified portion of the interest that accrues on the Class LT1A-1 Interest. Specifically, for each such Distribution Date, the Class X-1A Certificate shall be entitled to interest accruals on the Class LT1A-1 Interest at a per annum rate equal to the excess, if any, of (i) the Net WAC of the One-Month LIBOR Loans in Pool 1 over (2) the Certificate Interest Rate on the Class 1-A1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

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(8) On each Distribution Date, the Class X-1B Certificates shall be entitled to a specified portion of the interest that accrues on the Class LT1A-2 Interest. Specifically, for each such Distribution Date, the Class X-1B Certificates shall be entitled to interest accruals on the Class LT1A-2 Interest at a per annum rate equal to the excess, if any, of (i) the Net WAC of the Six-Month LIBOR Loans in Pool 1 over (2) the Certificate Interest Rate on the Class 1-A2 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

(9) On each Distribution Date, the Class X-2 Certificates shall be entitled to a specified portion of the interest accruing on the Class LT2A Interest. Specifically, for each such Distribution Date, the Class X-2 Certificates shall be entitled to interest accruals on the Class LT2A Interest at a per annum rate equal to the excess of (i) the Pool 2 Net WAC over (ii) the Certificate Interest Rate on the Class 2A Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30)

(10) On each Distribution Date, the Class X-B Certificates shall be entitled to a specified portion of the interest accruing on the Class LTB1 Interest. Specifically, for each such Distribution Date, the Class X-B Certificates shall be entitled to interest accruals on the Class LT1B Interest at a per annum rate equal to the excess of (i) the Subordinate Net WAC over (ii) the Certificate Interest Rate on the Class B-1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

         On each Distribution Date, the Securities Administrator, as Paying Agent, shall first pay or charge as an expense of the Lower-Tier REMIC all expenses of the Trust for such Distribution Date.

         On each Distribution Date the Securities Administrator, as Paying Agent, shall distribute interest and principal on, and shall allocate Realized Losses among, the Lower Tier Interests in the same manner that such amounts are distributed on and such losses are allocated among the Corresponding Classes of Certificates; provided however, that in determining distributions and the allocation of losses between the Class LT1A-1 and Class LT1A-2 Interests, the Securities Administrator shall make allocations to the Class LT1A-1 Interest in accordance with the Class X-1A Percentage for such Distribution Date and to the Class LT1A-2 Interest in accordance with the Class X-1B Percentage for such Distribution Date.

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THE CERTIFICATES

         The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount), and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

                                                         Initial Class
                                                      Principal Amount or               Minimum
   Class               Certificate Interest              Class Notional             Denominations or
Designation                    Rate                          Amount                Percentage Interest
-----------            --------------------          ---------------------         -------------------
Class 1A                        (1)                      $ 798,206,000                $  25,000.00
Class 2A                        (2)                      $ 190,000,000                $  25,000.00
Class X-1A                      (3)                                (10)                        100%
Class X-1B                      (4)                                (11)                        100%
Class X-2                       (5)                                (12)                        100%
Class X-B                       (6)                                (13)                        100%
Class A-R                       (7)                      $         100                         100%
Class B-1                       (8)                      $  15,905,000                $  25,000.00
Class B-2                       (9)                      $   8,210,000                $  25,000.00
Class B-3                       (9)                      $   5,644,000                $  25,000.00
Class B-4                       (9)                      $   2,565,000                $ 100,000.00
Class B-5                       (9)                      $   1,539,000                $ 100,000.00
Class B-6                       (9)                      $   4,105,618                $ 100,000.00

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(1) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1A Certificates will be the least of (i) One-Month LIBOR plus 0.38%; (ii) the Pool 1 Net WAC and (iii) 12.50%; provided, however, if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class 1A Certificates will be LIBOR plus 0.76%.

(2) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2A Certificates will be the least of (i) Six-Month LIBOR plus 0.40%; (ii) the Pool 2 Net WAC and (iii) 12.50%; provided, however, if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A Certificates will be LIBOR plus 0.80%.

(3) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class X-1A Certificates will equal the excess of the Net WAC of the One-Month LIBOR Loans in Pool 1 over the Certificate Interest Rate on the Class 1A Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(4) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class X-1B Certificates will equal the excess of the Net WAC of Six-Month LIBOR Loans in Pool 1 over the Certificate Interest Rate on the Class 1A Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(5) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class X-2 Certificates will equal the excess of the Pool 2 Net WAC over the Certificate Interest Rate of the Class 2A

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         Certificates (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is
         30).

(6) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class X-B Certificates will equal the excess of the Subordinate Net WAC over the Certificate Interest Rate on the Class B-1 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(7) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A-R Certificate will equal the Pool 1 Net WAC.

(8) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class B-1 Certificates will be the least of (i) LIBOR plus 0.88%; (ii) the Subordinate Net WAC and
         (iii) 11.60%; provided, however, if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class B-1 Certificates will be LIBOR plus 1.32%.

(9) The Certificate Interest Rates with respect to any Distribution Date (and the related Accrual Period) for the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Subordinate Net WAC.

(10) The Class X-1A Certificate is an interest-only Class and for any Distribution Date the Class X-1A Certificates shall bear interest at the interest rate described above on a Class Notional Amount equal to the product of (i) the Class Principal Amount of the Class 1A Certificates immediately before such Distribution Date and (ii) the Class X-1A Percentage for such Distribution Date.

(11) The Class X-1B Certificate is an interest-only Class and for any Distribution Date the Class X-1B Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the product of (i) the Class Principal Amount of the Class 1A Certificates immediately before such Distribution Date and
         (ii) the Class X-1B Percentage for such Distribution Date.

(12) The Class X-2 Certificate is an interest-only Class and for any Distribution Date the Class X-2 Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the Class Principal Amount of the Class 2A Certificates immediately before such Distribution Date.

(13) The Class X-B Certificate is an interest-only Class and for any Distribution Date the Class X-B Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the Class Principal Amount of the Class B-1 Certificates immediately before such Distribution Date.

         As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $876,070,441.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

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         1M Sub-account: The Sub-account established under the Pool 1 Pre-Funding Account for the acquisition of Subsequent Mortgage Loans which are One-Month LIBOR Loans.

         6M Sub-account: The Sub-account established under the Pool 1 Pre-Funding Account for the acquisition of Subsequent Mortgage Loans which are Six-Month LIBOR Loans.

         Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

         Accrual Period: With respect to any Distribution Date and any Class of LIBOR Certificates, the period commencing on the 20th day of the month preceding the month in which the Distribution Date occurs and ending on the 19th day of the month in which the Distribution Date occurs; provided, however, that the first Accrual Period with respect to the LIBOR Certificates shall be the period beginning on the Closing Date and ending on March 19, 2003. The Accrual Period applicable to the remaining Classes of Certificates and to each Class of Lower-Tier Interests shall be the calendar month immediately preceding the month in which the related Distribution Date occurs. Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

         Acknowledgements: The Assignment, Assumption and Recognition Agreements, each dated February 27, 2003, assigning rights under the Purchase Agreements and the Servicing Agreements from the Seller to the Depositor and from the Depositor to the Trustee for the benefit of Certificateholders.

         Act: The Securities Act of 1933, as amended.

         Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.

         Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

         Adjustment Date: As to any Mortgage Loan, the date on which the related Mortgage Rate adjusts in accordance with the terms of the related Mortgage Note.

         Advance: With respect to a Mortgage Loan, the payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and/or the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the Servicers have determined would constitute Nonrecoverable Advances if advanced.

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         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Aggregate Expense Rate: With respect to any Mortgage Loan, the sum of the Master Servicing Fee Rate and the applicable Servicing Fee Rate.

         Aggregate Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the Class 1A, Class 2A and Class A-R Certificates and the denominator of which is the Assumed Stated Principal Balance, but in no event greater than 100%.

         Aggregate Subordinate Percentage: As to any Distribution Date, the difference between 100% and the Aggregate Senior Percentage for such Distribution Date, but in no event less than zero.

         Aggregate Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (and when such term is used with respect to a particular Mortgage Pool, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Mortgage Pool) which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

         Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

         Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

         Allocable Share: With respect to each Class of Subordinated Certificates and any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of such Class and the denominator of which is the aggregate of the Class Principal Amounts of each Class of Subordinate Certificates.

         Applicable Credit Support Percentage: As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Percentages of all Classes of Certificates that rank lower in priority than such Class.

         Apportioned Principal Balance: As to any Distribution and each Class of Subordinate Certificates, the Class Principal Amount thereof multiplied by a fraction, the numerator of which is the applicable Pool Subordinate Amount (i.e., the Pool 1 Subordinate Amount or the Pool 2 Subordinate Amount, as the case may require), and the denominator of which is the sum of the Pool Subordinate Amounts, in each case, on such date.

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         Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

         Assumed Stated Principal Balance: As of any date of determination, the sum of (a) the Aggregate Stated Principal Balance and (b) the Pre-Funded Amount.

         Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter "Authenticating Agent" shall mean any such successor. The Authenticating Agent shall be Wells Fargo Bank Minnesota, National Association for so long as it is acting as Securities Administrator under this Agreement.

         Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

         Available Distribution Amount: With respect to any Distribution Date and each Mortgage Pool, the total amount of all cash received by the Master Servicer on the Mortgage Loans in such Mortgage Pool from each Servicer or otherwise through the Distribution Account Deposit Date for deposit into the Distribution Account in respect of such Distribution Date, including (1) all scheduled installments of interest (net of the related Servicing Fees and Master Servicing Fees) and principal collected on the related Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds and the proceeds of any Additional Collateral from the related Mortgage Loans, in each case for such Distribution Date, (3) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received from the related Mortgage Loans during the related Prepayment Period, (4) any amounts paid by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls with respect to the related Mortgage Loans; (5) the aggregate Purchase Price of all Defective Mortgage Loans in such Mortgage Pool purchased from the Trust Fund during the related Prepayment Period; (6) any investment earnings in amounts on deposit in the Pre-Funding Account which have been transferred to the Distribution Account for distribution on Distribution Date; and (7) with respect to the Distribution Date in April 2003, any amount remaining on deposit in the Pool 1 Pre-Funding Account (including any amounts in the 1M Sub-account or the 6M Sub-account thereof) or in the Pool 2 Pre-Funding Account, minus:

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                  (A) all related fees, charges and other amounts payable or reimbursable to the Master Servicer, the Securities Administrator or the Trustee under this Agreement, up to an aggregate maximum amount equal to the product of (i) the applicable Pool Percentage and (ii) $200,000 annually, or to the Servicers under the Servicing Agreements;

                  (B) in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by the related Servicers in connection with a liquidation or foreclosure and any unreimbursed Advances or Servicing Advances due to the Master Servicer or the related Servicers;

                  (C) any related unreimbursed Nonrecoverable Advances due to the Master Servicer or the Servicers; and

                  (D) in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

         Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

         Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

         BBA: The British Banker's Association.

         Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee and Certificate Registrar to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

         Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: the Class 1A, Class 2A, Class X-1A, Class X-1B, Class X-2, Class X-B, Class B-1, Class B-2 and Class B-3.

         Book-Entry Termination: The occurrence of any of the following events:
(i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Certificates, and the Depositor is unable to locate a qualified successor; or (ii) the

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Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed.

         Cap Agreement: Each interest rate cap agreement entered into pursuant to the Confirmation regarding Cap Transactions MSCS Ref. No. KQAJX and KQAJW, dated as of February 19, 2003, entered into between the Trustee, on behalf of the Trust Fund and related Certificateholders, and the Cap Provider, which agreement provides for the monthly payment by the Cap Provider specified therein, to the extent required, but subject to the conditions set forth therein, together with the confirmation and schedules relating thereto, in the form of Exhibit L hereto.

         Cap Provider: Morgan Stanley Capital Services Inc.

         Capitalized Interest Account: The account created and maintained by the Securities Administrator on behalf of the Trustee and the Certificateholders pursuant to Section 4.03, which account is not an asset of any of the REMICs.

         Capitalized Interest Requirement: As to any Distribution date and each Mortgage Pool up to and including the Distribution Date immediately following the close of the Pre-Funding Period, the product of (x) the excess of (a) the Original Pre-Funded Amount for such Mortgage Pool over (b) the aggregate of the Stated Principal Balances of the Subsequent Mortgage Loans transferred to the Trust Fund for inclusion in such Mortgage Pool prior to such Distribution Date that have a Scheduled Payment that will be included in the amounts distributed to such Mortgage Pool's Related Certificate Group on such Distribution Date, (y) the Pool 1 Net WAC (in the case of Pool 1 ) or Pool 2 Net WAC (in the case of Pool 2) and (z) a fraction, the numerator of which is 30 and the denominator of which is 360. The Capitalized Interest Requirement for a Mortgage Pool shall be reduced by any investment earnings on deposit in such Pool's Pre-Funding Account which have been transferred to the Distribution Account for inclusion in such Pool's Available Distribution Amount for distribution to Certificateholders on such Distribution Date.

         Certificate: Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

         Certificate Group: Each of the Group 1 Certificates and the Group 2 Certificates.

         Certificate Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement hereto.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on

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the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         Certificate Principal Amount: With respect to any Certificate (other than a Notional Certificate), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) all Realized Losses allocated to such Certificate; and (iii) in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificates. For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Notional Certificates are issued without Certificate Principal Amounts.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02. Wells Fargo National Bank Minnesota, National Association will act as Certificate Registrar for so long as it is the Securities Administrator under this Agreement.

         Certificateholder: The meaning provided in the definition of "Holder."

         Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Class: Collectively, Certificates bearing the same class designation. In the case of the Lower-Tier REMIC, the term "Class" refers to all Lower-Tier Interests having the same alphanumeric designation.

         Class Notional Amount: With respect to any Class of Notional Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement hereto.

         Class Principal Amount: With respect to each Class of Certificates (other than a Notional Certificate) the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

         Class Subordination Percentage: With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the sum of the Class Principal Amounts of all Classes of Certificates immediately prior to such Distribution Date.

         Class A-R Certificate: The Class A-R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in the Upper Tier REMIC.

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         Class LT-R Certificate: The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the residual interest in the Lower-Tier REMIC.

         Class X-1 Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) the Current Interest for the Class X-1A and Class X-1B Certificates for such Distribution Date, and (ii) the amount required to maintain the balance on deposit in the Class X-1 Sub-account of the Reserve Fund in an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 1A Certificates and (b) $5,000. For any Distribution Date for which the Class X-1 Required Reserve Fund Deposit is less than the sum of Current Interest for each such Class for such Distribution Date, the Class X-1A and Class X-1B Certificates shall each fund a portion of the Class X-1 Required Reserve Fund Deposit in proportion to the relative amounts of Current Interest for each such Class and for such Distribution Date.

         Class X-1 Sub-account: As defined in Section 5.06(b).

         Class X-1A Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (i) the sum of (a) the Stated Principal Balances of the Pool 1 Mortgage Loans that are One-Month LIBOR Loans, and (b) the amount on deposit in the 1M Sub-account of the Pool 1 Pre-Funding Account immediately prior to such Distribution Date and the denominator of which is (ii) the sum of (a) the Stated Principal Balances of all of Pool 1 Mortgage Loans and (b) the amount then on deposit in the Pool 1 Pre-Funding Account. For purposes of determining the Class X-1A Percentage for any Distribution Date, the Stated Principal Balances of the Mortgage Loans shall be determined as of the Due Date of the month preceding the month in which such Distribution Date occurs.

         Class X-1B Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (i) the sum of (a) the Stated Principal Balances of the Pool 1 Mortgage Loans that are Six-Month LIBOR Loans, and (b) the amount on deposit in the 6M Sub-account of the Pool 1 Pre-Funding Account immediately prior to such Distribution Date and the denominator of which is (ii) the sum of (a) the Stated Principal Balances of all of the Pool 1 Mortgage Loans and (b) the amount then on deposit in the Pool 1 Pre-Funding Account. For purposes of determining the Class X-1B Percentage for any Distribution Date, the Stated Principal Balances of the Mortgage Loans shall be determined as of the Due Date of the month preceding the month in which such Distribution Date occurs.

         Class X-B Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) Current Interest for the Class X-B Certificates for such Distribution Date and (ii) the amount required to maintain the balance on deposit in the Class X-B Sub-account in an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class B-1 Certificates and (b) $2,500.

         Class X-B Sub-account: As defined in Section 5.06(b).

         Class X-2 Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) Current Interest for the Class X-2 Certificates for such Distribution Date and

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(ii) the amount required to maintain the balance on deposit in the Class X-2 Sub-account in an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 2A Certificates and (b) $2,500.

         Class X-2 Sub-account: As defined in Section 5.06(b).

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Closing Date: February 27, 2003.

         Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         Compensating Interest Payment: As to any Distribution Date, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfall for such date.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

         Cooperative Shares: Shares issued by a Cooperative Corporation.

         Corporate Trust Office: With respect to the Trustee, the principal corporate trust office of the Trustee located at 452 Fifth Avenue, New York, New York 10018, Attention: Trustee Sequoia Mortgage Trust 2003-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee. With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank Minnesota, National Association, 6th Avenue and Marquette, Minneapolis, Minnesota 55479,
Attention: Corporate Trust, Sequoia Mortgage Trust 2003-1.

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         Corresponding Classes Of Certificates: With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest as described in the Preliminary Statement.

         Credit Support Depletion Date: The first Distribution Date, if any, on which the aggregate Certificate Principal Amount of the Subordinate Certificates have been reduced to zero.

         Current Interest: With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount (or Class Notional Amount) of such Class immediately prior to such Distribution Date.

         Custodial Accounts: Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement.

         Custodian: A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of the Mortgage Documents and the Trustee Mortgage Files. The initial Custodian is Deutsche Bank National Trust Company.

         Custody Agreement: The Custody Agreement, dated as of February 1, 2003, among the Depositor, the Seller, the Trustee and Deutsche Bank National Trust Company, as Custodian.

         Cut-off Date: February 1, 2003.

         Cut-off Date Balance: With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Stated Principal Balance as of the Cut-off Date.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Defective Mortgage Loan: The meaning specified in Section 2.04.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

         Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

         Deleted Mortgage Loan: As defined in the applicable Purchase Agreement.

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         Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

         Depositor: Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California ,or its successors in interest.

         Determination Date: With respect to each Distribution Date, the 10th day of the month in which such Distribution Date occurs, or, if such 10th day is not a Business Day, the next succeeding Business Day.

         Disqualified Organization: A "disqualified organization" as defined in
Section 860E(e)(5) of the Code.

         Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01. Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

         Distribution Account Deposit Date: The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in March 2003.

         Distribution Date: The 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing in March 2003.

         Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement.

         Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

         Effective Loan-to-Value Ratio: A fraction, expressed as a percentage, the numerator of which is the original Stated Principal Balance of the Mortgage Loan, less the amount of Additional Collateral required to secure such Mortgage Loan at the time of origination, if any, and the denominator of which is the Appraised Value of the related Mortgage Property at such date.

         Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an

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Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

         ERISA-Restricted Certificate: The Class A-R, Class LT-R, Class B-4, Class B-5 or Class B-6 Certificates.

         Escrow Account: As defined in Section 1 of each Servicing Agreement.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.

         Excess Cap: The portion of each Cap Agreement, which the Securities Administrator shall account for as a discrete cap agreement for purposes of
Section 5.06 of this Agreement, having a notional amount equal at any time to the excess, if any, of (i) the stated notional amount of such Cap Agreement, over (ii) the notional amount of the related LIBOR Certificate Cap.

         Fannie Mae: The entity formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Fitch Ratings: Fitch, Inc., or any successor in interest.

         Fraud Losses: Realized Losses on any Mortgage Loan sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with that Mortgage Loan, as reported by the related Servicer to the Master Servicer.

         Global Securities: The global certificates representing the Book-Entry Certificates.

         Group 1: All of the Group 1 Certificates.

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         Group 1 Certificate: Any Class 1A, Class A-R, Class X-1A and Class X-1B Certificate.

         Group 2: All of the Group 2 Certificates.

         Group 2 Certificate: Any Class 2A and Class X-2 Certificate.

         Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.

         HUD: The United States Department of Housing and Urban Development, or any successor thereto.

         Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

         Initial Mortgage Loan: Any Mortgage Loan acquired by the Trust Fund on the Closing Date for inclusion in Pool 1or Pool 2 as indicated on the Mortgage Loan Schedule.

         Initial One-Month LIBOR Rate: 1.33750%.

         Initial Six-Month LIBOR Rate:  1.34000%.

         Initial Optional Purchase Date: The first Distribution Date following the date on which the Aggregate Stated Principal Balance is less than 10.00% of the Assumed Stated Principal Balance.

         Initial Trust Receipt. As defined in the Custody Agreement.

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         Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

         Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and
(i) the proceeds from any Limited Purpose Surety Bond.

         Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

         Interest Distribution Amount: For each Class of Certificates, on any Distribution Date, the Current Interest for such Class, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Reductions. Any such shortfalls and reductions shall be allocated among all Classes of Senior Certificates proportionately on the basis of the Interest Distribution Amount otherwise payable thereon and among the Subordinate Certificates on the basis of their Apportioned Principal Balances before taking into account any of the foregoing reductions.

         Interest-Only Certificates: Any of the Class X-1A, Class X-1B, Class X-2 and Class X-B Certificates.

         Interest Shortfall: As to any Class of Certificates and any Distribution Date, (i) the amount by which the Interest Distribution Amount (as reduced by any Net WAC Shortfalls) for such Class on such Distribution Date and all prior Distribution Dates exceeds (ii) amounts distributed in respect thereof to such Class on prior Distribution Dates.

         Interest Transfer Amount: For any Distribution Date and for any Undercollateralized Group, an amount equal to one month's interest on the applicable Principal Transfer Amount at the weighted average Certificate Interest Rate of the applicable Undercollateralized Group, plus any interest accrued on such Undercollateralized Group remaining unpaid from prior Distribution Dates.

         Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

         Latest Possible Maturity Date: The Distribution Date occurring in April 2033.

         LIBOR: As applicable, One-Month LIBOR or Six-Month LIBOR.

         LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

         LIBOR Certificate: Any Class 1A, Class 2A and Class B-1 Certificate.

         LIBOR Certificate Cap: That portion of each Cap Agreement, which the Securities Administrator shall account for as a discrete cap agreement for purposes of Section 5.06 of this

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Agreement, having a notional amount equal at any time to the lesser of (i) the aggregate of the Class Principal Amount of the Class 1A Certificates (in the case of the Cap Agreement maintained for such Certificates) or the Class 2A Certificates (in the case of the Cap Agreement maintained for such Certificates) at such time, and (ii) the notional amount of such Cap Agreement at such time.

         LIBOR Determination Date: For the Class 1A and Class B-1 Certificates, the second LIBOR Business Day immediately preceding the commencement of each Accrual Period for such Certificates. For the Class 2A Certificates, the second LIBOR Business Day immediately preceding the commencement of the Accrual Period relating to the Distribution Date in March and September (other than March 2003) of each year.

         Limited Purpose Surety Bond: Any Limited Purpose Surety Bond listed in Exhibit G.

         Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

         Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

         Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower Tier Interest: As described in the Preliminary Statement.

         Lower Tier REMIC: As described in the Preliminary Statement.

         Margin: As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

         Master Servicer: Wells Fargo Bank Minnesota, National Association, a national banking association organized under the laws of the United States in its capacity as Master Servicer and any Person succeeding as Master Servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

         Master Servicing Fee: With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

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         Master Servicing Fee Rate: 0.01% per annum.

         Maximum Rate: As to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

         Moody's: Moody's Investors Service, Inc., or any successor in interest.

         Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

         Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custody Agreement.

         Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05 (including any Replacement Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time. The term "Mortgage Loans" shall collectively refer to the Initial Mortgage Loans and any Subsequent Mortgage Loans.

         Mortgage Loan Purchase and Sale Agreement: The mortgage loan purchase and sale agreement, dated as of February 1, 2003, between the Seller and the Depositor.

         Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Replacement Mortgage Loans or Subsequent Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund. Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate; (ii) identify the designated Mortgage Pool in which such Mortgage Loan is included; (iii) separately identify One-Month LIBOR Loans and Six-Month LIBOR Loans; and (iv) separately identify Additional Collateral Mortgage Loans.

         Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

         Mortgage Pool: Each of Pool 1 and Pool 2.

         Mortgaged Property: The underlying property, including any Additional Collateral, securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Property Lease.

         Mortgage Rate: As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Notes.

         Mortgagor: The obligor on a Mortgage Note.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances,

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Servicer Advances, related Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate for such Mortgage Loan.

         Net Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for such date exceeds the amount payable by the Master Servicer and/or the related Servicers in respect of such shortfall.

         Net WAC: As to any Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the Due Date of the month preceding the month of such Distribution Date, weighted on the basis of their outstanding Stated Principal Balances (after giving effect to the Scheduled Payments due on or before such Due Date and Principal Prepayments received prior to such Due
Date) at such time. When the term "Net WAC" is used herein with reference to only the One-Month LIBOR Loans or only the Six-Month LIBOR Loans, such weighted average shall be computed with reference solely to the Mortgage Loans in the relevant group.

         Net WAC Shortfall. For any Class of LIBOR Certificates and any Distribution Date, the sum of:

         (i) the excess, if any, of the amount that would have been the Current Interest for such Class if the Certificate Interest Rate for such Class were calculated without regard to clause
                  (ii) in the definition thereof, over the actual Current Interest for such Class for such Distribution Date;

         (ii) any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

         (iii) interest for the applicable Accrual Period on the amount described in clause (ii) above based on the applicable Certificate Interest Rate (determined without regard to clause
                  (ii) in the definition thereof).

         Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

         Non-permitted Foreign Holder: As defined in Section 3.03(f).

         Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer's Certificate of the Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

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         Non-U.S. Person: Any person other than a "United States person" within the meaning of Section 7701(a)(30) of the Code.

         Notional Amount: With respect to any Notional Certificate and any Distribution Date, such Certificate's Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

         Notional Certificate: Any Class X-1A, Class X-1B, Class X-2 or Class X-B Certificate.

         Offering Document: The Prospectus.

         Officer's Certificate: A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, and in each case delivered to the Trustee.

         Officer's Certificate of the Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee or the Master Servicer, as required hereby.

         One-Month LIBOR: With respect to the first Accrual Period, the Initial One-Month LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the LIBOR Determination Date for the Class 1A and Class B-1 Certificates in the following manner by the Securities Administrator on the basis of the "Interest Settlement Rate" set by the BBA for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

         (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Securities Administrator will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, One-Month LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Securities Administrator will designate an alternative index that has performed, or that the Securities Administrator expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Securities Administrator will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

         (b) The establishment of One-Month LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the Certificate Interest Rate applicable to

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the Class 1A and Class B-1 Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         One-Month LIBOR Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for one-month U.S. dollar deposits.

         Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

         Original Applicable Credit Support Percentage: With respect to each Class of Subordinate Certificates, the corresponding percentage set forth opposite its Class designation: Class B-1 - 3.70%; Class B-2 - 2.15%; Class B-3
- 1.35%; Class B-4 - 0.80%; Class B-5 - 0.55%; and Class B-6 - 0.40%.

         Original Capitalized Interest Amount: $289,501.00.

         Original Pre-Funded Amount: With respect to Pool 1, $109,105,766.00 and with respect to Pool 2, $40,998,510.00.

         Original Subordinate Principal Amount: The aggregate of the initial Class Principal Amounts of the Classes of Subordinated Certificates.

         Overcollateralized Group: On any Distribution Date, any Certificate Group which is not an Undercollateralized Group.

         Paying Agent: Any paying agent appointed pursuant to Section 3.08. The initial Paying Agent shall be Wells Fargo Bank Minnesota, National Association, for so long as it is acting as Securities Administrator under this Agreement.

         Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than a Notional Certificate or the Class A-R Certificate, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to the Class A-R Certificate, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%. With respect to any Notional Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

         Permitted Investments: At any time, any one or more of the following obligations and securities:

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                  (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower

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         rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                  (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies; and

                  (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

         Pool 1: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

         Pool 1 Mortgage Loans: Any Mortgage Loan in Pool 1.

         Pool 1 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.

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         Pool 1 Pre-Funding Account: The account established and maintained by the Securities Administrator pursuant to Section 4.02, consisting of the 1M Sub-account and the 6M Sub-account, holding the Pool 1 Pre-Funded Amount.

         Pool 1 Pre-Funded Amount: As of any date of determination, the aggregate outstanding balance on deposit in the Pool 1 Pre-Funding Account (exclusive of any investment earnings thereon).

         Pool 1 Subordinate Amount: For any Distribution Date, the excess of the sum of (a) the Aggregate Stated Principal Balances of the Pool 1 Mortgage Loans and (b) the Pool 1 Pre-Funded Amount immediately prior to such Distribution Date over (c) the sum of the Class Principal Amounts of the Class 1A and Class A-R Certificates immediately before such Distribution Date.

         Pool 2: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

         Pool 2 Mortgage Loans: Any Mortgage Loan in Pool 2.

         Pool 2 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.

         Pool 2 Pre-Funding Account: The account established and maintained by the Securities Administrator pursuant to Section 4.02 holding the Pool 2 Pre-Funded Amount.

         Pool 2 Pre-Funded Amount: As of any date of determination, the outstanding balance on deposit in the Pool 2 Pre-Funding Account (exclusive of any investment earnings thereon).

         Pool 2 Subordinate Amount: For any Distribution Date, the excess of the sum of (a) the Aggregate Stated Principal Balance of the Pool 2 Mortgage Loans and (b) the Pool 2 Pre-Funded Amount over (c) the Class Principal Amount of the Class 2A Certificates immediately before such Distribution Date.

         Pool Percentage: With respect to each Mortgage Pool and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the sum of (a) the Aggregate Stated Principal Balance of such Mortgage Pool and (b) the Pool 1 Pre-Funded Amounts, in the case of Pool 1, and the Pool 2 Pre-Funded Amount, in the case of Pool 2, and the denominator of which is the Assumed Stated Principal Balance as of such Due Date.

         Pool Subordinate Amount: Either of the Pool 1 or Pool 2 Subordinate Amounts.

         Pre-Funding Accounts: Each of the Pool 1 Pre-Funding Account and the Pool 2 Pre-Funding Account.

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         Pre-Funded Amount: As of any date of determination, the sum of the Pool 1 Pre-Funded Amount and the Pool 2 Pre-Funded Amount.

         Pre-Funding Period: The period commencing on the Closing Date and ending on the earlier of (a) April 1, 2003 and (b) the date the last Subsequent Mortgage Loan is acquired.

         Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month's interest at the applicable Mortgage Rate on the outstanding principal balance of such Mortgage Loan immediately prior to such Principal Prepayment over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

         Prepayment Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

         Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

         Principal Distribution Amount: With respect to any Mortgage Pool and any Distribution Date, the sum of (a) each Scheduled Payment of principal collected or advanced on the related Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) and due during the related Due Period, (b) that portion of the Purchase Price representing principal of any Mortgage Loans in such Mortgage Pool purchased in accordance with Section 2.04 hereof and received during the related Prepayment Period, (c) the principal portion of any related Substitution Amount received during the related Prepayment Period, (d) the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans in such Mortgage Pool that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans in such Mortgage Pool, (f) the principal portion of the proceeds of any Additional Collateral with respect to the Mortgage Loans in such Mortgage Pool, (g) the principal portion of all partial and full principal prepayments of Mortgage Loans in such Mortgage Pool applied by the Servicers during the related Prepayment Period and (h) on the Distribution Date on which the Trust Fund is to be terminated pursuant to
Article X hereof, that portion of the Redemption Price in respect of principal for such Mortgage Pool.

         Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the Servicing Agreement.

         Principal Prepayment In Full: Any Principal Prepayment of the entire principal balance of the Mortgage Loans.

         Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Amount of such Undercollateralized Group immediately prior to such Distribution Date over the sum of (a) the Aggregate Stated

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Principal Balance of the related Mortgage Pool immediately prior to such Distribution Date and (b) the Pool 1 Pre-Funded Amount (in the case where Group 1 is the Undercollateralized Group) or the Pool 2 Pre-Funded Amount (in the case where Group 2 is the Undercollateralized Group).

         Pro Rata Senior Percentage: With respect to each Distribution Date and each Mortgage Pool, the percentage equivalent of a fraction the numerator of which is the aggregate Class Principal Amount of the Class or Classes of the Related Certificate Group immediately prior to such Distribution Date and the denominator of which is the sum of (i) the Aggregate of the Stated Principal Balance of the related Mortgage Pool for such Distribution Date and (ii) the Pool 1 Pre-Funded Amount (in the case of Pool 1) or the Pool 2 Pre-Funded Amount (in the case of Pool 2); provided, however, that on any Distribution Date after a Senior Termination Date has occurred with respect to any Mortgage Pool, the Pro Rata Senior Percentage of the remaining Senior Certificates is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the remaining Classes of Senior Certificates immediately prior to such date and the denominator of which is the aggregate Class Principal Amount of all Classes of Certificates, immediately prior to such date.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

         Prospectus: The prospectus supplement dated October 21, 2002, together with the accompanying prospectus dated February 21, 2003 relating to the Certificates.

         Purchase Agreements: The mortgage purchase agreements listed in Exhibit F hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

         Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased by the Seller or Depositor pursuant to this Agreement, by the Servicers pursuant to the Servicing Agreements, or by the Seller pursuant to the Purchase Agreements, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Servicing Agreement or Purchase Agreement.

         Rapid Prepayment Conditions: As to any Distribution Date, if (1) the Aggregate Subordinate Percentage on such date is less than 200% of the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Loans in any Mortgage Pool delinquent 60 days or months, as a percentage of such Mortgage Pool's Pool Subordinate Amount, is greater than or equal to 50%.

         Rating Agency: Each of Moody's, S&P and Fitch Ratings.

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         Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds and the proceeds of any Additional Collateral, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         Record Date: As to any Distribution Date (i) with respect to the LIBOR Certificates, the last Business Day preceding such Distribution Date (or the Closing Date, in the case of the first Distribution Date) unless such Certificates shall no longer be Book-Entry Certificates, in which case the Record Date shall be the last Business Day of the month preceding the month of such Distribution Date and (ii) in the case of all other Certificates (including LIBOR Certificates that are subsequently reissued as Definitive Certificates), the last Business Day of the month preceding the month of each Distribution Date.

         Redemption Date: Any Distribution Date on which Certificates may be redeemed.

         Redemption Price: With respect to any Class of Certificates to be redeemed, an amount equal to 100% of the related Class Principal Amount of the Certificates to be so redeemed, together with interest on such amount at the applicable Certificate Interest Rate through the related Accrual Period (as increased by any Interest Shortfalls but excluding any Net WAC Shortfalls), and including, in the case of the Redemption Price payable in connection with the redemption and retirement of all of the Certificates, the payment of all amounts (including, without limitation, all previously unreimbursed Advances and Servicing Advances and accrued and unpaid Servicing Fees) payable or reimbursable to the Trustee, the Master Servicer and the Servicers pursuant to this Agreement and the Servicing Agreements, or to the Custodian under the Custody Agreement (to the extent such amounts are not paid to the Custodian by the Seller).

         Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

         Related Certificate Group: The Certificate Group related to a particular Mortgage Pool as indicated by the same numerical designation (i.e., Group 1 Certificates are related to Pool 1 and Group 2 Certificates are related to Pool 2).

         Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended

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calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

         REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement.

         REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

         Replacement Mortgage Loan: A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the Custody Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Maximum Rate not less than (and not more than two percentage points greater than) the Maximum Rate of the Deleted Mortgage Loan; (iii) have a gross margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the balance of the related Mortgage Pool as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan;
(iv) have an Effective Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (v) have Adjustment Dates that are no more or less frequent than the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan;
(vii) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (ix) have the same or better FICO credit score; (x) have an initial interest adjustment date no earlier than five months before (and no later than five months after) the initial adjustment date of the Deleted Mortgage Loan, (xi) comply with each representation and warranty set forth in
Article III of each Purchase Agreement; and (xii) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of the Trust Estate or would not otherwise be prohibited by this Indenture.

         Required Reserve Fund Deposit: Each of the Class X-1 Required Reserve Fund Deposit, the Class X-2 Required Reserve Fund Deposit and the Class X-B Required Reserve Fund Deposit.

         Reserve Fund: A fund created as part of the Trust Fund pursuant to
Section 5.06 of this Agreement but which is not an asset of any of the REMICs consisting of the Class X-1 Sub-account, the Class X-2 Sub-account and the Class X-B Sub-account.

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         Residual Certificate: Each of the Class A-R and Class LT-R
Certificates.

         Responsible Officer: With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         Restricted Certificate: Any Class B4, Class B5, Class B6 or Class LT-R Certificate.

         Restricted Global Security: As defined in Section 3.01(c).

         S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         SAIF: The Saving's Association Insurance Fund, or any successor thereto.

         Schedule of Exceptions: As defined in the Custody Agreement.

         Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

         Seller: RWT Holdings, Inc., a Delaware corporation.

         Senior Certificate: Any one of the Class 1A, Class 2A, Class X-1A, Class X-1B, Class X-2, Class X-B or Class A-R Certificates.

         Securities Administrator: Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.

         Senior Percentage: Except as provided in this definition, with respect to any Distribution Date and Mortgage Pool before March 2013, 100%. The Senior Percentage for any Distribution Date occurring (i) before the Distribution Date in March 2013 but in or after March 2006 on which the Two Times Test is satisfied, or (ii) in or after March 2013, is the Pro Rata Senior Percentage. If the Two Times Test is satisfied with respect to any Distribution Date prior to the Distribution Date in March 2006, the Senior Percentage is the Pro Rata Senior Percentage plus 50% of an amount equal to 100% minus the related Pro Rata Senior Percentage. With respect to any Distribution Date after the Senior Termination Date, the related Senior Percentage for such Mortgage Pool will equal zero. If on any Distribution Date the allocation to the Senior Certificates then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal

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Amounts of those Certificates to below zero, the related Senior Percentage for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

         Senior Prepayment Percentage: With respect to any Distribution Date and each Mortgage Pool, during the ten years beginning on the first Distribution Date, 100%. Except as provided herein, the Senior Prepayment Percentage for each Mortgage Pool and any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date shall be as follows: (i) from March 2013 through February 2014, the Senior Percentage plus 70% of the Subordinate Percentage for that Distribution Date; (ii) from March 2014 through February 2015, the Senior Percentage plus 60% of the Subordinate Percentage for that Distribution Date; (iii) from March 2015 through February 2016, the Senior Percentage plus 40% of the Subordinate Percentage for that Distribution Date;
(iv) from March 2016 through February 2017, the Senior Percentage plus 20% of the Subordinate Percentage for that Distribution Date; and (v) from and after March 2017, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless both Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date the Pro Rata Senior Percentage exceeds the initial Pro Rata Senior Percentage, the Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

         Notwithstanding the above, if on any Distribution Date the Two Times Test is satisfied, the Senior Prepayment Percentage with respect to any Mortgage Pool shall equal the Senior Percentage for such Distribution Date. In addition, if on any Distribution Date the allocation to the Senior Certificates then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal Amounts of those Certificates to below zero, the related Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

         Senior Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, the sum of:

                  (1) the related Senior Percentage of all amounts described in clause (a) of the definition of "Principal Distribution Amount" for that Distribution Date;

                  (2) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of

                           (x) the related Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan and

                           (y) Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan.

                  (3) the related Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d) and (g) of the definition of "Principal Distribution Amount" for that Mortgage Pool;

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provided, however, that on any Distribution Date after a Senior Termination Date, the Senior Principal Distribution Amount for the remaining Certificate Group will be calculated pursuant to the above formula based on all Mortgage Loans rather than the Mortgage Loans in the related Mortgage Pool only.

         Senior Termination Date: For each Certificate Group, the Distribution Date when the aggregate of the Class Certificate Principal Balances of that Group has been reduced to zero.

         Servicers: Each Servicer under a Servicing Agreement.

         Servicer Advance: A "Servicing Advance" as defined in the applicable Servicing Agreement.

         Servicing Agreement: The agreements listed in Exhibit E, as each such agreement has been modified by the related Acknowledgement and as it may be amended or supplemented from time to time as permitted thereby.

         Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of the related Due Period.

         Servicing Fee Rate: With respect to each Mortgage Loan and any Distribution Date, the rate specified in the related Servicing Agreement.

         Servicing Officer: Any officer of the Servicers involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

         Six-Month LIBOR: With respect to the first Accrual Period, the Initial Six-Month LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the immediately preceding LIBOR Determination Date for the Class 2A Certificates in the following manner by the Securities Administrator on the basis of the "Interest Settlement Rate" set by the BBA for six-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

         (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Securities Administrator will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, Six-Month LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Securities Administrator will designate an alternative index that has performed, or that the Securities Administrator expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Securities Administrator will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account, that the selection of such index

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will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

         (b) The establishment of Six-Month LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the Certificate Interest Rate applicable to the Class 2A Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         Six-Month LIBOR Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for six-month U.S. dollar deposits.

         Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

         Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

         Step Down Conditions: As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, (i) the outstanding Stated Principal Balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date from March 2013 through February 2014, 30% of the Original Subordinate Principal Amount, (b) with respect to each Distribution Date from March 2014 through February 2015, 35% of the Original Subordinate Principal Amount, (c) with respect to each Distribution Date from March 2015 through February 2016, 40% of the Original Subordinate Principal Amount, (d) with respect to each Distribution Date from March 2016 through February 2017, 45% of the Original Subordinate Principal Amount and (e) with respect to each Distribution Date from and after March 2017, 50% of the Original Subordinate Principal Amount.

         Sub-account: Each of the Class X-1 Sub-account, Class X-2 Sub-account and Class X-B Sub-account constituting the Reserve Fund and each of the 1M Sub-account and 6M Sub-account constituting the Pool 1 Pre-Funding Account.

         Subordinate Certificate: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

         Subordinate Certificate Writedown Amount: The amount described in
Section 5.03(c).

         Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal

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Amount of such Class on such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Subordinate Certificates on such date.

         Subordinate Net WAC: For any Distribution Date, the weighted average of the Pool 1 Net WAC and the Pool 2 Net WAC, in each case weighted on the basis of the relative Pool Subordinate Amounts for Pool 1 and Pool 2, respectively, immediately prior to such Distribution Date.

         Subordinate Percentage: With respect to each Mortgage Pool and any Distribution Date, the difference between 100% and the related Senior Percentage for such Mortgage Pool for such Distribution Date.

         Subordinate Prepayment Percentage: With respect to any Distribution Date and for each Mortgage Pool, the difference between 100% and the related Senior Prepayment Percentage for such Mortgage Pool for that Distribution Date.

         Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Mortgage Pool, an amount equal to the sum of:

                           (1) the related Subordinate Percentage of all amounts described in clause (a) of the definition of "Principal Distribution Amount" for that Distribution Date;

                           (2) with respect to each Mortgage Loan in the related Mortgage Pool that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of "Senior Principal Distribution Amount" for that Distribution Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan; and

                           (3)      the related Subordinate Prepayment
                  Percentage of all amounts described in clauses (b), (c), (d) and (g) of the definition of "Principal Distribution Amount" for that Mortgage Pool and that Distribution Date;

                           minus the sum of:

                           any Principal Transfer Amount paid from the Available
                  Distribution Amount of the Related Certificate Group to an Undercollateralized Group; and

                           the amount of principal distributions made to the
                  Senior Certificates pursuant to Section 5.02(h).

provided, however, that on any Distribution Date after a Senior Termination Date has occurred with respect to a Mortgage Pool, the Subordinate Principal Distribution Amount will not be calculated with respect to a Mortgage Pool, but instead will equal the amount calculated as above

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based on a Subordinate Percentage or Subordinate Prepayment Percentage, as applicable, for the Subordinate Certificates for such Distribution Date with respect to all of the Mortgage Loans.

         Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan, the first day of the calendar month in which the related Subsequent Transfer Date occurs.

         Subsequent Delivery Requirements: After giving effect to the acquisition of all Subsequent Mortgage Loans by a Mortgage Pool, the Mortgage Loans in such Pool (which shall all be Mortgage Loans bearing interest at an adjustable rate of interest) shall:

         With respect to Pool 1:

                  (i) have a weighted average Margin of not less than 1.500%;

                  (ii) have a weighted average Effective Loan-to-Value Ratio (after giving effect to the value of any Additional Collateral) not in excess of 68.00%;

                  (iii) consist of Six-Month LIBOR Loans having an aggregate Stated Principal Balance of not more than $87,016,421.05 greater than the aggregate Stated Principal Balance of Six-Month LIBOR Loans in Pool 1 on the Closing Date, and One-Month LIBOR Loans having an aggregate Stated Principal Balance of not more than $22,089,344.59 greater than the aggregate Stated Principal Balance of One-Month LIBOR Loans in Pool 1 on the Closing Date;

                  (iv) have a remaining term to maturity of not greater than 360 months; and

                  (v)      have a Loan-to-Value Ratio not greater than 100.00%.

         With respect to Pool 2:

                  (i) have a weighted average Margin of not less than 1.500%;

                  (ii) have a weighted average Effective Loan-to-Value Ratio (after giving effect to the value of any Additional Collateral) not in excess of 68.00%;

                  (iii) shall consist of Six-Month LIBOR Loans having an aggregate Stated Principal Balance of not more than $40,998,510.27 greater than the aggregate Stated Principal Balance of Six-Month LIBOR Loans in Pool 2 on the Closing Date;

                  (iv) have a remaining term to maturity of not greater than 360 months;

                  (v)      have a Loan-to-Value Ratio not greater than 100.00%;

         Subsequent Mortgage Loan: Any Mortgage Loan conveyed to the Trust Fund and delivered to the Custodian on behalf of Trustee on a Subsequent Transfer Date.

         Subsequent Transfer Date: The date on which any Subsequent Mortgage Loan is conveyed by the Depositor to the Trust Fund.

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         Subsequent Transfer Date Notice: The form of Notice of Subsequent Transfer Date attached as Exhibit A to each Mortgage Loan Purchase and Sale Agreement, specifying the date on which a Subsequent Mortgage Loan will be conveyed to the Trust Fund.

         Substitution Amount: As defined in the second paragraph of Section 2.04(b).

         Tax Matters Person: The "tax matters person" as specified in the REMIC Provisions which shall initially be the Holder of the Class LT-R Certificate.

         Telerate Page 3750: The display currently so designated as "Page 3750" on the Bridge Telerate Service (or such other page selected by the Securities Administrator as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

         Transfer Price: With respect to any Subsequent Mortgage Loan, the price specified in the Subsequent Transfer Date Notice which shall be no less than the Stated Principal Balance of the Subsequent Mortgage Loan, as increased by any amount of principal and interest received on such Subsequent Mortgage Loan from and after the related Subsequent Cut-off Date specified in the Subsequent Transfer Date Notice.

         Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans and all interest and principal received thereon on or after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the Depositor's rights assigned to the Trustee under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, each Cap Agreement (to the extent of the related LIBOR Certificate Cap), all cash, instruments or property held or required to be held in the Custodial Accounts, the Distribution Account, the Capitalized Interest Account and the Pre-Funding Accounts, property that secured a Mortgage Loan, the pledge, control and guaranty agreements and Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans, and the Reserve Fund.

         Trustee: HSBC Bank USA, a New York banking corporation organized and existing under the laws of the State of New York and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

         Trustee Mortgage Files: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or Custodian on behalf of the Trustee.

         Two Times Test: As to any Distribution Date, (i) the Aggregate Subordinate Percentage is at least two times the Aggregate Subordinate Percentage as of the Closing Date; (ii) the aggregate of the Stated Principal Balances of all Mortgage Loans Delinquent 60 days or more (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six-month period), as a percentage of the aggregate of the Class Principal Amount of the Subordinate Certificates on such Distribution Date, does not equal or exceed 50%; and (iii) on or prior to the Distribution Date February 2006, cumulative Realized Losses with respect to the Mortgage Loans do not exceed 20% of the Original Subordinate Principal Amount, and thereafter,

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cumulative Realized Losses with respect to the Mortgage Loans do not exceed 30% of the Original Subordinate Principal Amount.

         UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

         Undercollateralized Group: With respect to any Distribution Date, and any Certificate Group, the aggregate Class Principal Amount of such Certificate Group is greater than the sum of (a) the aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool immediately prior to such Distribution Date and (b) the Pool 1 Pre-Funded Amount (in the case of Pool 1) or the Pool 2 Pre-Funded Amount (in the case of Pool 2).

         Underwriters: Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc., Bear, Stearns and Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         Underwriter's Exemption: Prohibited Transaction Exemption ("PTE") 90-24 (Exemption Application No. D-8019, 55 Fed. Reg. 20548 (1990), as amended by PTE 97-34 (Exemption Application No. D-10245 and D-10246), as amended by PTE 2000-58 (Exemption Application No. D-10829), as amended by PTE 2002-41 (Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002), or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

         Underwriting Agreement: The Underwriting Agreement, dated August 22, 2002, among the Seller, the Depositor and the Underwriters.

         Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

         Upper Tier REMIC: As described in the Preliminary Statement.

         Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 96.00% of all Voting Interests shall be allocated to the Class 1A, Class 2A and Class A-R, Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates. Voting Interests shall be allocated among such Certificates (other than the Class A-R Certificates) based on the product of (i) 96% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Assumed Stated Principal Balance outstanding, and the remainder of such percentage of Voting Interests shall be allocated to the Class A-R Certificates. At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to each Class of the Class X-1A, Class X-1B, Class X-2 and Class X-B Certificates, while they remain outstanding in proportion to their relative Class Notional Amounts. Voting Interests shall be allocated among the Certificates within each such Class in proportion to their Certificate Principal Amounts or Percentage Interests.

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         Section 1.02      Calculations Respecting Mortgage Loans.

         Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCE OF CERTIFICATES

         Section 2.01 Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

         (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02, 2.04 and 2.05, in trust, all the right, title and interest of the Depositor in and to the Trust Fund. Such conveyance includes, without limitation, (i) the Initial Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Initial Mortgage Loans on and after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor's right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Initial Mortgage Loans;
(iii) all of the Depositor's rights under the Purchase Agreements and the Servicing Agreements as modified by the Acknowledgements and the Mortgage Loan Purchase and Sale Agreements; (iv) all of the Depositor's right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor's rights under any Insurance Policies related to the Initial Mortgage Loans; (vi) the Depositor's security interest in any collateral pledged to secure the Initial Mortgage Loans, including the Mortgaged Properties and any Additional Collateral relating to the Additional Collateral Mortgage Loans, including, but not limited to, the pledge, control and guaranty agreements and the Limited Purpose Surety Bond and (vii) each Cap Agreement (but solely to the extent of the portion thereof represented by the related LIBOR Certificate Cap) and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

         The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the

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Depositor, the Seller or any other Person in connection with the Initial Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

         The Depositor hereby directs the Trustee, solely in its capacity as Trustee hereunder, to execute and deliver, concurrently with the execution and delivery of this Agreement, each Cap Agreement. The Trustee shall have no duty to determine the adequacy of the Cap Agreements and it shall have no duty or responsibility to enter into any other interest rate cap agreement upon the expiration or termination of either Cap Agreement.

         In connection with such transfer and assignment of the Initial Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the following documents or instruments with respect to each Initial Mortgage Loan (each a "Trustee Mortgage File") so transferred and assigned:

                  (i) with respect to each Initial Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements, as applicable);

                  (ii) with respect to each Initial Mortgage Loan (other than a Cooperative Loan), the original mortgage, deed of trust or other instrument creating a first lien on the underlying property securing the Initial Mortgage Loan and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a true copy of the Mortgage certified by the originator, or a duplicate or conformed copy of the Mortgage, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

                  (iii) with respect to each Initial Mortgage Loan (other than a Cooperative Loan), the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) or endorsed to "HSBC Bank USA, as Trustee of the Sequoia Mortgage Trust 2003-1, Mortgage Pass-Through Certificates, without recourse."

                  (iv) with respect to each Initial Mortgage Loan (other than a Cooperative Loan), the originals or certified copies of all Intervening Assignments of the Mortgage, if any, with evidence of recording thereon, showing a complete chain of title to the last endorsee, including any warehousing assignment;

                  (v) with respect to each Initial Mortgage Loan (other than a Cooperative Loan), any assumption, modification, written assurance, substitution, consolidation, extension or guaranty agreement, if applicable;

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                  (vi) with respect to each Initial Mortgage Loan (other than a Cooperative Loan), the original policy of title insurance (or a true copy thereof) with respect to any such Initial Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

                  (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Initial Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located).

                  (viii) with respect to each Initial Mortgage Loan which constitutes a Cooperative Mortgage Loan:

                           (a)      the original loan and security agreement;

                           (b)      the original Cooperative Shares;

                           (c) a stock power executed in blank by the person in whose name the Cooperative Shares are issued;

                           (d) the Proprietary Lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;

                           (e) the recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the cooperative;

                           (f) UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Mortgage Loan under the Uniform Commercial Code in the jurisdiction in which the cooperative project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

                           (g) the original policy of title insurance or with respect to any such Cooperative Mortgage Loan, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

                           (h)      Any guarantees, if applicable.

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         The foregoing document delivery requirements with respect to each Trustee Mortgage File set forth in this Section 2.01 shall equally apply to the transfer and assignment to the Trust Fund of any Subsequent Mortgage Loan pursuant to Section 2.05 hereof; provided that for purposes of applying such requirements to Subsequent Mortgage Loans, references in this Section 2.01 to "Initial Mortgage Loans" shall be replaced by "Subsequent Mortgage Loans" and references to "Closing Date" shall be replaced by "Subsequent Transfer Date."

         (b) The Depositor shall cause Assignments of Mortgage with respect to each Initial Mortgage Loan other than a Cooperative Mortgage Loan to be completed in the form specified in Sections 2.01(a)(iii) above within 30 days of the Closing Date for purpose of their recording; provided, however, that such Assignments need not be recorded if, on or prior to the Closing Date, the Depositor delivers, at its own expense, an Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee, and the Rating Agencies, to the effect that recording in such states is not required to protect the Trustee's interest in the related Initial Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 270 days thereafter except to the extent delays are caused by the applicable recording office), the Depositor at its own expense and with the cooperation of the applicable Servicer, shall cause to be properly recorded by each Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage endorsed in the form described in Section 2.01(a)(iii) above with respect to each such Initial Mortgage Loan.

         (c) In instances where a title insurance policy is required to be delivered to the Trustee or the applicable Custodian on behalf of the Trustee under Sections 2.01(a)(vi) or 2.01(a)(viii)(g) above and is not so delivered, the Depositor will provide a copy of such title insurance policy to the Trustee, or to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

         (d) For Initial Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the Trustee or the Custodian on behalf of the Trustee shall be held by the Master Servicer or the applicable Servicer in trust for the benefit of the Trustee and the Certificateholders.

         (e) The requirements set forth in paragraphs (b), (c) and (d) of this
Section 2.01 shall equally apply upon the transfer and assignment to the Trust Fund of any Subsequent Mortgage Loans pursuant to Section 2.05; provided that for purposes of applying such requirements to Subsequent Mortgage Loans, references therein to "Initial Mortgage Loans" shall be replaced by "Subsequent Mortgage Loans" and references to "Cut-off Date" and "Closing Date" shall be replaced by "Subsequent Cut-off Date" and "Subsequent Transfer Date," respectively.

         Section 2.02 Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

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         (a) The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Trustee Mortgage Files pertaining to the Initial Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with
Section 4(a) of the Custody Agreement (a form of which is attached hereto as Exhibit D). The Custodian on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor an Initial Trust Receipt and Schedule of Exceptions, on the Closing Date in the forms required by the Custody Agreement.

         (b) Within 270 days after the Closing Date, the Custodian on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each Trustee Mortgage File to ascertain that all required documents set forth in
Section 2.01 have been received and appear on their face to conform with the requirements set forth in Section 4A and 4B of the Custody Agreement.

         (c) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, any Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Initial Mortgage Loan or to any Mortgagor.

         (d) Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the Initial Mortgage Loans and respective certifications as provided in the Custody Agreement.

         (e) Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase Agreements, Servicing Agreements and the Mortgage Loan Purchase and Sale Agreements.

         (f) The requirements set fort in paragraphs (a) through (d) of this
Section 2.02 with respect to the review of the documentation of each Trustee Mortgage File shall equally apply to the transfer and assignment to the Trust Fund of any Subsequent Mortgage Loans; provided that for purposes of applying such requirements to Subsequent Mortgage Loans, any references to "Initial Mortgage Loans" and "Closing Date" in this Section 2.02 shall be replaced by "Subsequent Mortgage Loans" and "Subsequent Transfer Date," respectively.

         In addition, upon the transfer of any Subsequent Mortgage Loan on a Subsequent Transfer Date, the Depositor shall be required to deliver to the Trustee the related Acknowledgements, together with the underlying Purchase Agreement and Servicing Agreements related to the Subsequent Mortgage Loans, unless such documents were previously delivered to the Trustee on the Closing Date.

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         Section 2.03      Representations and Warranties of the Depositor.

         (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders and to the Master Servicer and the Securities Administrator as of the Closing Date (solely with respect to the Initial Mortgage Loans in the case of paragraphs (vi) through (xi) below) and each Subsequent Transfer Date (solely with respect to the Subsequent Mortgage Loans being transferred on such Subsequent Transfer Date in the case of paragraphs (vi) through (xi) below) or such other date as is specified, that:

                  (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

                  (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

                  (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

                  (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

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                  (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

                  (vii) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the "UCC"), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

                  (viii) The Mortgage Loans constitute "instruments" within the meaning of the applicable UCC;

                  (ix) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

                  (x) None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

                  (xi) The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

         The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto

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         Section 2.04 Discovery of Breach; Repurchase or Substitution of Mortgage Loans.

         (a) Pursuant to Sections 2(b) and 2(d) of the Mortgage Loan Purchase and Sale Agreement, the Seller has made certain representations and warranties as to the characteristics of the Initial Mortgage Loans as of the Closing Date (and will be deemed to have made the same representations and warranties with respect to the Subsequent Mortgage Loan as of the applicable Subsequent Transfer
Date). The Depositor, for the benefit of the Trustee and the Certificateholders hereby assigns any such rights against the Seller to the Trustee and the Seller acknowledges that it has agreed to comply with the provisions of this Section
2.04 in respect of a breach of any of such representations and warranties.

         It is understood and agreed that such representations and warranties set forth in Section 2(b) and 2(d) of the Mortgage Loan Purchase and Sale Agreements shall survive delivery of the Trustee Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by the Depositor or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of the Custodian's Final Trust Receipt as required under the Custody Agreement, that a document is missing from, a Trustee Mortgage File, or discovery by the Depositor, the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreements in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a "Defective Mortgage Loan") (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such defective or missing document or breach and request that the Depositor deliver such missing document or cure or cause the cure of such defect or breach within 90 days from the date that the Depositor discovered or was notified of such missing document, defect or breach, and if the Depositor does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase and Sale Agreements and cause the Seller to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90-day period (subject to Section 2.04(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, if the Seller shall have commenced to cure such breach within such 90-day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within an additional 90-day period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more

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Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.04(b) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

         (b) Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.04(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution. The Custodian shall acknowledge receipt for such Replacement Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Documents as specified in the Custody Agreement and deliver to the Trustee and the Depositor, with respect to such Replacement Mortgage Loans, a certification substantially in the form of a revised Trust Receipt, with any exceptions noted thereon. Within one year of the date of substitution, the Custodian shall deliver to the Trustee and the Depositor a certification substantially in the form of a revised Final Trust Receipt, with respect to such Replacement Mortgage Loans, with any exceptions noted thereon. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the Seller, as applicable. For the month of substitution, distributions to Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase and Sale Agreement, including all representations and warranties thereof included in the Mortgage Loan Purchase and Sale Agreement, in each case as of the date of substitution.

         For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a "Substitution Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month's interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the Seller, as applicable, shall deliver or cause to be delivered to the Servicer for deposit in the Custodial Account an amount equal to the related Substitution Amount, if any, and the Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller, as applicable, the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or

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assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

         In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under
Section 860G(d)(l) of the Code, or (b) either REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

         (c) Upon discovery by the Seller, the Depositor or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in Section 2.04(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 2.04(a) above, if made by the Seller. The Trustee shall re-convey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

         (d) The Seller indemnifies and holds the Trust Fund, the Master Servicer, the Securities Administrator, the Trustee, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of such party relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this
Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (ii) any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         Section 2.05      Delivery of Subsequent Mortgage Loans.

         (a) On each Subsequent Transfer Date occurring during the Pre-Funding Period, provided that each condition set forth in this Section 2.05 is satisfied, the Depositor shall convey to the Trust Fund and the Trustee shall purchase on behalf of the Trust Fund for inclusion in Pool 1 or Pool 2, as applicable, at the applicable Transfer Price set forth in the related Subsequent Transfer Date Notice, all Subsequent Mortgage Loans which satisfy the criteria set forth in this Section 2.05 then offered for sale by the Depositor; provided, however, that the related aggregate purchase price paid for the Subsequent Mortgage Loans shall not exceed the Original Pre-

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Funded Amount related to Pool 1 or Pool 2, as applicable; provided, further, that in the case of Pool 1, the aggregate purchase price paid for Subsequent Mortgage Loans which (x) constitute One-Month LIBOR Loans shall not exceed the initial deposit made to the 1M Sub-Account of the Pool 1 Pre-Funding Account and
(y) constitute Six-Month LIBOR Loans shall not exceed the initial deposit made to the 6M Sub-Account of the Pool 1 Pre-Funding Account, in each case as provided in Section 4.02.

         (b) Subject to satisfaction of the conditions set forth in Section 2.05(c), in consideration of the Securities Administrator's delivery on the related Subsequent Transfer Date to the Depositor or its designee, or upon the order of the Depositor, of the Transfer Price for the related Subsequent Mortgage Loans from amounts on deposit in the applicable Pre-Funding Account, the Depositor, on each Subsequent Transfer Date, shall sell, transfer, assign, set over and otherwise convey to the Trustee on behalf of the Trust Fund for inclusion in the related Mortgage Pool, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to each Subsequent Mortgage Loan (including all interest and principal thereon received after the related Subsequent Cut-off
Date) identified in the related Subsequent Transfer Date Notice delivered by the Depositor prior to such Subsequent Transfer Date and all items in the related Trustee Mortgage File. In connection therewith, the Depositor shall amend the Mortgage Loan Schedule to reflect the inclusion of the Subsequent Mortgage Loan in the applicable Mortgage Pool as part of the assets of the Trust Fund. The Depositor shall promptly deliver to the Trustee and the Master Servicer a copy of the Mortgage Loan Schedule as so amended.

         (c) The obligation of the Securities Administrator to release funds from the Pool 1 Pre-Funding Account or the Pool 2 Pre-Funding Account, as applicable, in respect of any Subsequent Mortgage Loans is subject to satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) at least ten (10) days prior to the Subsequent Transfer Date, the Depositor shall have delivered to the Trustee, the Securities Administrator and the Master Servicer a duly executed written Subsequent Transfer Date Notice which shall include a schedule of Subsequent Mortgage Loans specifying the related Mortgage Pool to which such Subsequent Mortgage Loans relate and the Transfer Price to be released from the related Pre-Funding Account or Sub-account.

                  (ii) after giving effect to the acquisition of such Subsequent Mortgage Loans, the Mortgage Loans shall conform to the Subsequent Delivery Requirements applicable to such Mortgage Pool.

                  (iii) no Subsequent Mortgage Loan shall have been selected in a manner adverse to the interest of Certificateholders;

                  (iv) the weighted average Mortgage Rate for all the Mortgage Loans in the Trust Fund at the close of the Pre-Funding Period shall not be more than 100 basis points lower than the weighted average Mortgage Rate for the Initial Mortgage Loans transferred to the Trust Fund on the Closing Date;

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                  (v) the addition of the Subsequent Mortgage Loans shall not result in the reduction, qualification or withdrawal of the then current rating of the Certificates as evidenced by a letter from each Rating Agency rating the Certificate delivered by the Depositor to the Trustee and the Securities Administrator dated the applicable Subsequent Transfer Date;

                  (vi) each Subsequent Mortgage Loan shall be underwritten in accordance with the applicable underwriting guidelines for the related originator.

                  (vii) the Depositor shall have delivered to the Trustee and the Securities Administrator a letter from an independent accountant stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics of the Mortgage Loans required in this Section 2.05(b);

                  (viii) as of each Transfer Date, neither the Depositor nor the Seller shall be insolvent, nor will either of them be made insolvent by such transfer;

                  (ix)     the Pre-Funding Period shall not have ended;

                  (x) the Depositor shall have delivered to the Master Servicer a copy of the related Servicing Agreement and executed Acknowledgement (if not previously delivered to the Master Servicer on or before the Closing Date) in respect of each such Subsequent Mortgage Loan, and such loan level data, in electronic or other format acceptable to the Master Servicer and the Depositor, as shall be necessary for the proper master servicing of such Subsequent Mortgage Loans by the Master Servicer;

                  (xi) the Depositor shall have delivered to the Trustee and the Securities Administrator an Officer's Certificate confirming the satisfaction of each condition precedent specified in the Section 2.05 and Opinions of Counsel with respect to corporate, bankruptcy and tax matters relating to the transfer of Subsequent Mortgage Loans in the form substantially similar to those delivered on the Closing Date pursuant to the Underwriting Agreement; and

                  (xii) the Depositor shall have delivered to the Trustee, the Master Servicer, the Securities Administrator and each Rating Agency such additional information reasonably requested by any of them with respect to the Subsequent Mortgage Loans to be sold to the Trust on the Subsequent Transfer Date.

         The Depositor shall cause the applicable Servicer to deposit in the Custodial Account within two Business Days following each Subsequent Transfer Date all collections in respect to the related Subsequent Mortgage Loans received after the related Subsequent Cut-off Date.

         Section 2.06      Grant Clause.

         (a) It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.

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However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

         (b) The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee. Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws. Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee. Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

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                                  ARTICLE III

                                THE CERTIFICATES

         Section 3.01      The Certificates.

         (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount, or Notional Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. Each Class of Non-Book-Entry Certificates other than the Residual Certificates shall be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. The Residual Certificates shall be issued as single Certificates and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of each such Class. The Class X-1A, Class X-1B, Class X-2 and Class X-B Certificates shall be issued as single Certificates in a denomination equal to 100% of the Percentage Interest of each such Class.

         (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon receipt by the Trustee of the Trustee Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee to the Authenticating Agent for authentication and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

         (c) The Class B-4, Class B-5, Class B-6, Class A-R and Class LT-R Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Act shall be issued initially in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a "Restricted Global Security").

         Section 3.02      Registration.

         The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate

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Register"). The Trustee may appoint a bank or trust company to act as successor Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

         Section 3.03      Transfer and Exchange of Certificates.

         (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

         (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

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         The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

                  (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the 1933 Act) of the Depositor or (y) being made to a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

                  (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of
         Exhibit I hereto.

         (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Certificate Registrar has received (A) a certificate substantially in the form of Exhibit J hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificates and opinions referred to above shall not be an expense of the Trust Fund, the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator or the Depositor.

         Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates. Notwithstanding anything to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect; provided that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Certificate Registrar, an Opinion of Counsel meeting the requirements of clause (B) of the first sentence of this paragraph
(d). The Trustee, the Certificate Registrar and the Depositor shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) or for the Paying Agent making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the

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provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The last preceding Holder of such Certificate that is not a plan or a Person acting on behalf of a plan shall be entitled to recover from any purported Holder of any ERISA-Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan , all payments made on such ERISA-Restricted Certificate at and after either such time; provided that none of the Depositor, the Certificate Registrar or the Trustee shall be responsible for such recovery if they otherwise made a good faith effort to comply with this Section 3.03(d).

         (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

         (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

         Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual

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Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

         If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

         (g) Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder's or Owner's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

         Section 3.04      Cancellation of Certificates.

         Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

         Section 3.05      Replacement of Certificates.

         If (i) any Certificate is mutilated and is surrendered to the Trustee or the Certificate Registrar or (ii) the Trustee or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar

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that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

         Section 3.06      Persons Deemed Owners.

         Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

         Section 3.07      Temporary Certificates.

         (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

         (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the

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authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

         Section 3.08      Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee hereby appoints the Securities Administrator as the initial Paying Agent. The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

         Section 3.09      Book-Entry Certificates.

         (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

                  (i) the provisions of this Section 3.09 shall be in full force and effect;

                  (ii) the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

                  (iii)    to the extent that the provisions of this Section
         3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

                  (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates

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         are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

         (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

         (c) If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent, (ii) the Depositor, at its option, advises the Paying Agent in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder. Notwithstanding the foregoing, the Certificate Registrar, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

         Section 4.01      Custodial Accounts; Distribution Account.

         (a) On or prior to the Closing Date, the Master Servicer shall have caused the Servicers to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the

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Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited. On each Distribution Account Deposit Date, the Servicers shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

         (b) The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled "Distribution Account of HSBC Bank, USA, as Trustee for the benefit of Sequoia Mortgage Trust 2003-1 Holders of Mortgage Pass-Through Certificates." The Securities Administrator shall, promptly upon receipt from the Servicers on each Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

                  (i) the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

                  (ii) any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensation Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

                  (iii) any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

         (c) In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer's Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

         (d) On each Distribution Date and Redemption Date, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02. The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) through (D) of the definition of Available Distribution Amount.

         (e) Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Securities Administrator, which shall mature not later than one Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Securities Administrator, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any

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Permitted Investment shall be for the benefit of the Securities Administrator and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Securities Administrator out of its own funds, without any right of reimbursement therefor, immediately as realized.

         Section 4.02      The Pre-Funding Accounts

         (a) The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain two Eligible Accounts, each to be held in trust for the benefit of Certificateholders, the first such Eligible Account entitled "Pool 1 Pre-Funding Account of HSBC Bank, USA, as Trustee, for the benefit of Sequoia Mortgage Trust 2003-1 Holders of Mortgage Pass-Through Certificates" and the second entitled "Pool 2 Pre-Funding Account of HSBC Bank, USA, as Trustee, for the benefit of Sequoia Mortgage Trust 2003-1 Holders of Mortgage Pass-Through Certificates." The Pooling 1 Pre-Funding Account shall be comprised of two Sub-accounts, the first entitled the "1M Sub-account" and the second entitled the "6M Sub-account."

         (b) On the Closing Date, the Depositor will cause to be deposited to the Pool 1 Pre-Funding Account the Original Pre-Funded Amount relating to Pool 1 and to the Pool 2 Pre-Funding Account the Original Pre-Funded Amount relating to Pool 2. The Original Pre-Funded Amount relating to Pool 1 shall be further allocated between the 1M Sub-account and the 6M Sub-account as follows:
$22,089,344.59 to the 1M Sub-account; and $87,016,421.05 to the 6M Sub-account.

         (c) Amounts on deposit in the 1M Sub-account (exclusive of investment earnings thereon) shall solely be applied to acquire Subsequent Mortgage Loans for inclusion in Pool 1 which constitute One-Month LIBOR Loans. Amounts on deposit in the 6M Sub-account (exclusive of investment earnings thereon) shall solely be applied to acquire Subsequent Mortgage Loans for inclusion in Pool 1 which constitute Six-Month LIBOR Loans. Amounts on deposit in the Pool 2 Pre-Funding Account (exclusive of investment earnings thereon) shall solely be applied to acquire Subsequent Mortgage Loans for inclusion in Pool 2. Funds on deposit in either Pre-Funding Account (or Sub-account) may not be commingled with funds on deposit in the other Pre-Funding Account (or Sub-account).

         (d) On any Subsequent Transfer Date, the Depositor shall instruct the Securities Administrator, in writing, to withdraw funds from the applicable Pre-Funding Account (specifying the applicable Sub-account in the case of Pool
1) in an amount equal to the Transfer Price for the Subsequent Mortgage Loans to be acquired on such Subsequent Transfer Date, and to pay such amount to the order of the Depositor. In no event shall the Securities Administrator withdraw from the related Pre-Funding Account an amount in excess of the Original Pre-Funded Amount (or portion thereof) deposited to such Account (or Sub-account thereof) on the Closing Date.

         (e) During the Pre-Funding Period, amounts on deposit in the Pre-Funding Accounts may be invested in Permitted Investments by the Securities Administrator at the direction of the Depositor, or in absence of direction from the Depositor, in money market funds described in paragraph (ix) of the definition of Permitted Investments in Article I. All such Permitted

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Investments shall be made in the name of the Trustee (in it capacity as such) or its nominee. Any investment earnings on such Permitted Investments held in the Pre-Funding Accounts shall be immediately transferred to the Distribution Account and constitute part of the Available Distribution Amount for distribution to the related Certificateholders on the next succeeding Distribution Date.

         (f) On the Distribution Date immediately following the close of the Pre-Funding Period, the Securities Administrator, as Paying Agent, shall transfer any remaining Pool 1 Pre-Funded Amount or Pool 2 Pre-Funded Amount on deposit in the related Pre-Funding Account (or Sub-account thereof) to the Distribution Account for distribution to the Related Certificate Group as principal on such Distribution Date in accordance with the priorities set forth in Section 5.02 and terminate such Account.

         (g) The Pre-Funding Accounts shall not be an asset of any REMIC created under this Agreement.

         Section 4.03      The Capitalized Interest Account.

         (a) The Securities Administrator, as Paying Agent, for the Trustee, shall establish and maintain an Eligible Account, to be held in trust for the benefit of Certificateholders, entitled "Capitalized Interest Account of HSBC Bank, USA, as Trustee, for the benefit of Sequoia Mortgage Trust 2003-1 Holders of Mortgage Pass-Through Certificates." On the Closing Date, the Depositor shall cause to be deposited in the Capitalized Interest Account the Original Capitalized Interest Amount. On each Distribution Date, funds in the Capitalized Interest Account equal to the Capitalized Interest Requirement for such Distribution Date shall be withdrawn by the Securities Administrator from the Capitalized Interest Account and deposited into the Distribution Account as required by Section 5.02(a).

         (b) During the Pre-Funding Period, amounts on deposit in the Capitalized Interest Account may, at the direction of the Depositor, be invested in Permitted Investments, and in the absence of such instructions shall be invested in money market funds as described in paragraph (ix) of the definition of Permitted Investments in Article I. All investment earnings on such Permitted Investments in the Capitalized Interest Account shall be for the benefit of the Depositor. At the close of the Pre-Funding period, all amounts, if any, remaining in the Capitalized Investment Account shall be released to the Depositor and the Securities Administrator shall terminate such Account. The Capitalized Interest Account shall not be the asset of any REMIC created under this Agreement.

         Section 4.04      Reports to Trustee and Certificateholders.

         On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers).

         (a) the amount of the distributions, separately identified, with respect to each Class of Certificates;

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         (b) the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

         (c) the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

         (d) the amount of any unpaid Interest Shortfall, Net WAC Shortfall or Unpaid NetWAC Shortfall (if applicable) and the related accrued interest thereon, with respect to each Class of Certificates;

         (e) the Class Principal Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

         (f) the Aggregated Stated Principal Balance of the Mortgage Loans in each Mortgage Pool and the applicable Net WAC of the Mortgage Loans in each Mortgage Pool at the end of the related Prepayment Period;

         (g) the Stated Principal Balance of the Mortgage Loans in each Mortgage Pool whose Mortgage Rates adjust on the basis of the One-Month LIBOR index and the Six-Month LIBOR index at the end of the related Prepayment Period;

         (h) the Pro Rata Senior Percentage, Senior Percentage and the Subordinate Percentage for each Mortgage Pool for the following Distribution Date;

         (i) the Senior Prepayment Percentage and Subordinate Prepayment Percentage for each Mortgage Pool for the following Distribution Date;

         (j) in the aggregate and with respect to each Mortgage Pool, the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and by each Servicer, respectively;

         (k) in the aggregate and with respect to each Mortgage Pool, the amount of Advances for the related Due Period;

         (l) in the aggregate and with respect to each Mortgage Pool, the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

         (m) in the aggregate and with respect to each Mortgage Pool, the aggregate principal balance of the Subsequent Mortgage Loans acquired during the preceding calendar month and on a cumulative basis since the Closing Date;

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         (n) in the aggregate and with respect to each Mortgage Pool, for any Mortgage Loan as to which the related Mortgaged Property was an REO property during the preceding calendar month, the principal balance of that Mortgage Loan as of the close of business on the last day of the related Due Period;

         (o) in the aggregate and with respect to each Mortgage Pool, the total number and principal balance of any REO properties as of the close of business on the last day of the preceding Due Period;

         (p) in the aggregate and with respect to each Mortgage Pool, the amount of Realized Losses incurred during the preceding calendar month;

         (q) in the aggregate and with respect to each Mortgage Pool, the cumulative amount of Realized Losses incurred since the Closing Date;

         (r) the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

         (s) the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

         (t) the amount, if any, remaining on deposit in each Pre-Funding Account immediately prior to that Distribution Date;

         (u) the amount, if any, on deposit in the Capitalized Interest Account for that Distribution Date;

         (v) the amount of any payments made by the Cap Provider pursuant to the Cap Agreements; and

         (w) the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Group or Principal Transfers between Groups in the event of Rapid Prepayment Conditions.

         The Securities Administrator shall make such reports available each month via the Master Servicer's website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Master Servicer's customer service desk at (301) 815-6600. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing information to the Trustee, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

         Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any agent thereof, shall be promptly forwarded to the Securities Administrator, the Securities

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Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator's actual expenses incurred in providing such reports and access.

                                   ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

         Section 5.01      Distributions Generally.

         (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of a Class of Interest-Only Certificates or Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

         (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

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         Section 5.02      Distributions from the Distribution Account.

         (a) Subject to Sections 5.02(h) and (i), on each Distribution Date, the Available Distribution Amount for the related Mortgage Pool (in the case of the Senior Certificates other than the Class X-B Certificates) and the Mortgage Pools in the aggregate (in the case of the Subordinate Certificates and the Class X-B Certificates) shall be withdrawn by the Securities Administrator from the Distribution Account (and, in the case of the first two Distribution Dates, the Capitalized Interest Requirement shall be withdrawn from by the Securities Administrator from the Capitalized Interest Account and added to the Available Distribution Amount for such Distribution Dates) allocated among the classes of Senior Certificates and Subordinate Certificates in the following order of priority:

                  (i) Concurrently, from the related Available Distribution Amount, to the payment of the Interest Distribution Amount and any Interest Shortfalls for each Class of Senior Certificates; provided, however, that on each Distribution Date, the Interest Distribution Amount that would otherwise be distributable to a Class of Interest-Only Certificates shall be deposited in the Reserve Fund to the extent of the Required Reserve Fund Deposit for such Class and shall not be distributed to such Class;

                  (ii) Concurrently, to the Senior Certificates from the Available Distribution Amount remaining in the related Mortgage Pool after application of amounts pursuant to clause (i) above, as follows:

                           (a) sequentially to the Class A-R and Class 1A Certificates, in that order, the Senior Principal Distribution Amount for Pool 1, until their respective Class Principal Amounts have been reduced to zero; and

                           (b) to the Class 2A Certificates, the Senior Principal Distribution Amount for Pool 2, until the Class Principal Amount of such Class has been reduced to zero.

                  (iii) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) and (ii) above, to the Class B-1 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;

                  (iv) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (iii) above, to the Class B-1 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;

                  (v) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) through (iv)

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         above, to the Class B-2 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;

                  (vi) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (v) above, to the Class B-2 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;

                  (vii) From the Reserve Fund, concurrently, for payment to the Class 1A and Class 2A Certificates, any related Net WAC Shortfalls for such date;

                  (viii) From the Reserve Fund, for payment to the Class B-1 Certificates, any related Net WAC Shortfalls for such date;

                  (ix) From the remaining Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (viii) in the following order of priority:

                           (A) to the Class B-3 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

                           (B) to the Class B-3 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;

                           (C) to the Class B-4 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

                           (D) to the Class B-4 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;

                           (E) to the Class B-5 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

                           (F) to the Class B-5 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;

                           (G) to the Class B-6 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date; and

                           (H) to the Class B-6 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;

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                  (x) To the Class A-R Certificate and the Class LT-R Certificate, any remaining amount of the Available Distribution Amount from the Mortgage Pools in the aggregate allocated as provided in
         Section 5.02(d).

         (b) On each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount for each Mortgage Pool shall be combined and distributed to the remaining Classes of Certificates, on a pro rata basis, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls; second, in reduction of the Certificate Principal Amounts of the Certificates until such Certificate Principal Amounts have been reduced to zero; third, to pay any related Net WAC Shortfall; and fourth, to the Class A-R and Class LT-R Certificate, any remaining Available Distribution Amount from such Mortgage Pool.

         (c) Notwithstanding the priority and allocation set forth in Section 5.02(a)(v) and (ix) above, if with respect to any Class of Subordinate Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments shall be made to any such Classes and the amount of such Principal Prepayment otherwise distributable to such Classes shall be distributed to any Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a)(v) and (ix) above.

         (d) Amounts distributed to the Residual Certificates pursuant to subparagraph (a)(x) of this Section 5.02 on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date.

         (e) For purposes of distributions provided in paragraph (a), each Mortgage Pool shall "relate" to the Senior Class or Classes of the applicable Related Certificate Group.

         (f) To the extent a Net WAC Shortfall is experienced on the Class 1A, Class 2A or Class B-1 Certificates, the Securities Administrator shall withdraw from the related Sub-account of the Reserve Fund an amount for distribution to such Class equal to the lesser of (1) the amount of such Net WAC Shortfall and
(2) the amounts available therefor on deposit in the related Sub-account as provided in Section 5.06.

         (g) For purposes of distributions of interest in paragraph (a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

         (h) Notwithstanding the priority of distributions set forth in paragraph (a) above, if on any Distribution Date prior to the Credit Support Depletion (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the Certificate Principal Amount of the Senior Certificates relating to one of the Mortgage Pools have been reduced to zero, then that

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portion of the Available Distribution Amount for each Mortgage Pool described in
Section 5.02(a)(ii) that represents principal collections on the Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates in reduction of, and in proportion to, the Class Principal Amounts thereof; provided, however, that any such amounts distributable to the Class A-R and Class 1A Certificates shall be distributed sequentially thereto in such order.

         (i) If, on any Distribution Date, any Certificate Group would constitute an Undercollateralized Group and the other Certificate Group constitutes an Overcollateralized Group, then notwithstanding Section 5.02(a)(ii), the Available Distribution Amount for the Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group, shall be distributed up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group to the Senior Certificates related to the Undercollateralized Group in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

         Section 5.03      Allocation of Losses.

         (a) On or prior to each Distribution Date, the Master Servicer shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses experienced on the Mortgage Loans for the related Distribution Date.

         (b) On each Distribution Date, the principal portion of Realized Losses shall be allocated as follows:

                           first, to the Classes of Subordinate Certificates in
                  reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

                           second, to each Class of Senior Certificates relating
                  to the Mortgage Pool which sustained such loss (allocated among the related Senior Classes on a pro rata basis), in each case, until the Class Principal Amount of each Class of Senior Certificates is reduced to zero;

         (c) On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Principal Amounts of all outstanding Classes of Certificates (after giving effect to the distribution of principal on such Distribution Date) exceeds the Aggregate Stated Principal Balance for the following Distribution Date.

         (d) Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

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         Section 5.04      Advances by Master Servicer.

         If any Servicer fails to remit any Advance required to be made under the applicable Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Account immediately available funds in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer's Certificate to the Trustee to such effect.

         Section 5.05      Compensating Interest Payments.

         The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent that Prepayment Interest Shortfalls relating to such Distribution Date are required to be paid but not actually paid by the Servicers. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

         Section 5.06      Reserve Fund.

         (a) On the Closing Date, the Securities Administrator shall establish and maintain in the Trustee's name, in trust for the benefit of the holders of the LIBOR Certificates and the Interest Only Certificates, a Reserve Fund, into which the Depositor shall deposit $10,000.00. The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. The Reserve Fund shall not be an asset of any REMIC established hereby.

         (b) The Reserve Fund will be comprised of three Sub-accounts: the "Class X-1 Sub-account," the "Class X-2 Sub-account" and the "Class X-B Sub-account." On each Distribution Date, Current Interest that would otherwise be distributable with respect to the Class X-1A, Class X-1B, Class X-2 and Class X-B Certificates shall instead be deposited in the Sub-account with the same numerical designation as such Class (or alphabetical designation in the case of the Class X-B Certificates) to the extent of the applicable Class X-1 Required Reserve Fund Deposit, Class X-2 Required Reserve Fund Deposit or Class X-B Required Reserve Fund Deposit.

         (c) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1A Certificates, the Securities Administrator shall withdraw, to the extent of available funds, from the Class X-1 Sub-account the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(f).

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         (d) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 2A Certificates, the Securities Administrator shall withdraw, to the extent of available funds, from the Class X-2 Sub-account the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(f).

         (e) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class B-1 Certificates, the Securities Administrator shall withdraw, to the extent of available funds, from the Class X-B Sub-account the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(f).

         (f) On each Distribution Date, amounts that the Securities Administrator received under each LIBOR Certificate Cap with respect to such Distribution Date shall also be deposited in the Reserve Fund. Amounts derived from the LIBOR Certificate Cap Agreement relating to the value of One-Month LIBOR shall be deposited to the Class X-1 Sub-account; amounts derived from the LIBOR Certificate Cap Agreement relating to the value of Six-Month LIBOR shall be deposited to the Class X-2 Sub-account. Any amounts received by the Securities Administrator on any Distribution Date with respect to either Excess Cap shall not be deposited into the Reserve Fund but instead shall be distributed to or upon the order of, the Depositor.

         (g) Funds in each of the Class X-1 Sub-account, Class X-2 Sub-account and Class X-B Sub-account shall be invested in Permitted Investments. Any earnings on amounts in the Class X-1 Sub-account shall be for the benefit of the Class X-1A and Class X-1B Certificateholders; any earnings on amounts in the Class X-B Sub-account shall be for the benefit of the Class X-B Certificateholders and any earnings on amounts in the Class X-2 Sub-account shall be for the benefit of the Class X-2 Certificates. The Interest-Only Certificates shall evidence ownership of the related Sub-account for federal income tax purposes and the Holders thereof shall direct the Securities Administrator, in writing, as to investment of amounts on deposit therein. The applicable Interest-Only Certificateholder(s) shall be liable for any losses incurred on such investments. In the absence of written instructions from the applicable Interest-Only Certificateholder as to investment of funds on deposit in the related Sub-account, such funds shall be invested in money market funds as described in paragraph (ix) of the definition of Permitted Investments in
Article I. For all Federal income tax purposes, amounts transferred by the Upper-Tier REMIC to the Reserve Fund shall be treated as amounts distributed by the Upper-Tier REMIC to the applicable Interest-Only Certificateholders.

         (h) Upon termination of the Trust Fund any amounts remaining in the related Sub-account shall be distributed to the applicable Interest-Only Certificateholders.

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                                   ARTICLE VI

   CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

         Section 6.01      Duties of Trustee and the Securities Administrator.

         (a) The Trustee, except during the continuance of an Event of Default and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee or the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs, unless the Trustee is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

         (b) Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any Servicer to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

         (c) Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith

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         in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

                  (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

                  (iii) For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator when required to do
         so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

                  (iv) No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

                  (v) Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of the Master Servicer, the Depositor, the Seller or any Custodian.

         (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

         (e) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement.

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         (f) Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         (g) The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account or the Reserve Fund resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

         (h) Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

         (i) Neither the Securities Administrator nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

         (j) Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (k) Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

         Section 6.02 Certain Matters Affecting the Trustee and the Securities Administrator.

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         Except as otherwise provided in Section 6.01:

                  (i) Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee by the Trust Fund;

                  (v) Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

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                  (vi) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (vii) The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

                  (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

         Section 6.03 Trustee and Securities Administrator Not Liable for Certificates.

         The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Except as otherwise provided herein, the Trustee and the Securities Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 6.04 Trustee and the Securities Administrator May Own Certificates.

         The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.

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         Section 6.05      Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Master Servicer or any Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

         Section 6.06 Resignation and Removal of Trustee and the Securities Administrator.

         (a) Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.

         (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee or Securities Administrator would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating, then the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, acceptable to the Master Servicer by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy each to the successor trustee or successor securities Administrator, as applicable, and one copy to the Master Servicer.

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         (c) The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable and one copy to the Master Servicer; the Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

         (d) Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in
Section 6.07.

         Section 6.07      Successor Trustee and Successor Securities
                           Administrator.

         (a) Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein. The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee (or assign to the Trustee its interest under the Custody Agreement, to the extent permitted thereunder) or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

         (c) Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or

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securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The expenses of such mailing shall be borne by the Master Servicer.

         Section 6.08 Merger or Consolidation of Trustee or the Securities Administrator.

         Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

         Section 6.09      Appointment of Co-Trustee, Separate Trustee or
                           Custodian.

         (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Master Servicer to make Advances pursuant to
Section 5.04 hereof shall not be affected or assigned by the appointment of a co-trustee.

         (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

                  (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed

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         the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

                  (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

                  (iv) the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

         (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

         (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

         (g) The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).

         Section 6.10      Authenticating Agents.

         (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities

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Administrator accepts such appointment. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

         Section 6.11 Indemnification of the Trustee and the Securities Administrator.

         The Trustee and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Depositor and the Trust Fund (provided that the Trust Fund's indemnification under this Section 6.11 is limited by Section 4.01(d) for any loss, liability or expense (including, without limitation, reasonable attorneys' fees and disbursements (and, in the case of the Trustee, in connection with the Custody Agreement, including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

                  (i) with respect to any such claim, the Trustee or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, as applicable, shall have knowledge thereof;

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                  (ii) while maintaining control over its own defense, the Trustee or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

                  (iii)    notwithstanding anything to the contrary in this
         Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

         The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

         Section 6.12 Fees and Expenses of Securities Administrator and the Trustee.

         (a) Compensation for the services of the Securities Administrator hereunder shall be paid by the Master Servicer. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct.

         (b) As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer. Any expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

         Section 6.13      Collection of Monies.

         Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

         Section 6.14      Events of Default; Trustee To Act; Appointment of
                           Successor.

         (a) The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (i) Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.04 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the

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         Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby; or

                  (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

                  (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

                  (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                  (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or

                  (vii)    If a representation or warranty set forth in Section
         9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

                  (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise

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         permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates; or

                  (ix) After receipt of notice from the Trustee, any failure of the Master Servicer to make any Advances required to be made hereunder.

         If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

         Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

         If any Event of Default shall occur, the Trustee, upon becoming aware of the occurrence thereof, shall promptly notify the Securities Administrator and each Rating Agency of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall immediately give written notice to the Master Servicer upon the Master Servicer's failure to make Advances as required under this Agreement.

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         (b) On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination. The Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.

         (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by

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reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee to cooperate as required by this Agreement.

         Section 6.15      Additional Remedies of Trustee Upon Event of Default.

         During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

         Section 6.16      Waiver of Defaults.

         More than 50% of the Aggregate Voting Interests of Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 6.17      Notification to Holders.

         Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator, and the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

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         Section 6.18 Directions by Certificateholders and Duties of Trustee During Event of Default.

         Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

         Section 6.19 Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

         In the event that the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.

         Section 6.20      Preparation of Tax Returns and Other Reports.

         (a) The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with
Article X hereof. If the Trustee notifies the Securities Administrator in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator's possession). The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall forward to the Trustee for distribution to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and disseminate to the Trustee for distribution to Certificateholders Form 1099 (supplemental tax information) (or otherwise

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furnish information within the control of the Securities Administrator and the Trustee) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

         (b) The Securities Administrator shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method. The Securities Administrator shall also file a Form 8811 as required. The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor. The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to Certificateholders. The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

         (c) Within 15 days after each Distribution Date, the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Securities and Exchange Commission (the "Commission") via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the report to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30, 2004 (and, if applicable, prior to March 30 of each year), the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 10-K with respect to the Trust Fund. In addition, the Depositor will cause its senior officer in charge of securitization to execute the certification (the "Form 10-K Certification") required pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, and to file the same with the Commission prior to March 30, 2004 (and, if applicable, prior to March 30 of each year). To the extent any information or exhibits required to be included in the Form 10-K are not available by March 30, the Depositor shall, on behalf of the Trust, file one or more amended Form 10-Ks to include such missing information or exhibits promptly after receipt thereof by the Depositor. Promptly following the first date legally permissible under applicable regulations and interpretations of the Commission, the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Each of the Securities Administrator, the Master Servicer and the Trustee agree to furnish to the Depositor promptly, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Depositor shall have no responsibility to file any items other than those specified in this section.

         (d) On or before January 31 of each year, the Depositor, on behalf of the Trust, shall provide the Securities Administrator with a written notice listing all Distribution Date reports to Certificateholders with respect to Distribution Dates occurring in the prior calendar year that were included in a Form 8-K filing pursuant to Section 6.20(c); provided, that if no Form 10-K is

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required to be filed for such prior calendar year, no written notice shall be required. No later than March 15 of each year in which such written notice is provided by the Depositor to the Securities Administrator, the Securities Administrator shall sign a certification (in the form attached hereto as Exhibit
M), for the benefit of the Person(s) signing the Form 10-K Certification, regarding certain aspects of the Form 10-K Certification.

                                  ARTICLE VII

                         PURCHASE OF MORTGAGE LOANS AND
                          TERMINATION OF THE TRUST FUND

         Section 7.01 Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

         (a) The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b) (if the Holder of the Class LT-R Certificate chooses to sell the assets of the Trust Fund in connection with the redemption of the Certificates) or Section 7.01(c) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

         (b) The Certificates shall be subject to optional redemption by the Holder of the Class LT-R Certificate, in whole but not in part, on any Distribution Date on or after the date on which the Aggregate Stated Principal Balance is equal to or less than 20% of the Cut-off Date Balance. If the Class LT-R Certificateholder elects to redeem the Certificates, it shall, no later than 30 days prior to the Distribution Date selected for redemption (the "Redemption Date"), deliver written notice to the Trustee and the Securities Administrator and either (a) deposit in the Distribution Account the Redemption Price therefore or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time on the applicable Redemption Date. In connection with such redemption, if the Holder of the Class LT-R Certificate elects to liquidate the assets of the Trust Fund, such Holder shall cause the Trustee to cause each REMIC to adopt a plan of complete liquidation for federal income tax purposes by complying with the provisions of Section 7.02.

         (c) On any Distribution Date occurring on or after the Initial Optional Purchase Date, the Depositor has the option to cause the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property. If the Depositor elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the assets of the Trust Fund (the "Purchase Date") deliver written notice to the Trustee and the

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Securities Administrator and either (a) deposit in the Distribution Account the Redemption Price or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time on the applicable Purchase Date. Upon exercise of such option, the property of the Trust Fund shall be sold to the Depositor at a price equal to the Redemption Price.

         (d) The Depositor, the Master Servicer, each Servicer, the Securities Administrator and the Custodian shall be reimbursed from the Redemption Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the Custody Agreement.

         Section 7.02      Procedure Upon Redemption Termination of Trust Fund.

         (a) Notice of any redemption termination pursuant to the provisions of
Section 7.01, specifying the Distribution Date upon which the final distribution shall be made or the Redemption Date of the Certificates, shall be given promptly by the Trustee by first class mail to Certificateholders mailed in the case of a redemption of the Certificate, no less than the first day of the month in which the Distribution Date selected for redemption of the Certificates occurs or upon (x) the sale of all of the property of the Trust Fund by the Trustee or in the case of a sale of assets of the Trust Fund, or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Redemption Date, Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar's Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Securities Administrator, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

         (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder

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due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

         (c) Any reasonable expenses incurred by the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

         Section 7.03      Additional Trust Fund Termination Requirements.

         (a) Any termination of the Trust Fund shall be effected in accordance with the following additional requirements, unless the Trustee seeks (at the request of the party exercising the option to purchase all of the Mortgage Loans pursuant to Section 7.01(c)), and subsequently receives, an Opinion of Counsel (at the expense of such requesting party), addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not (I) result in the imposition of taxes on any REMIC under the REMIC Provisions or (II) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification by the Depositor that it intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

                  (ii)     Any sale of the assets of the Trust Fund pursuant to
         Section 7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

                  (iii) On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

                  (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

         (b) By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

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         Section 7.04      [[Reserved]].

                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

         Section 8.01      Limitation on Rights of Holders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 8.02      Access to List of Holders.

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         (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

         (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

         (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 8.03      Acts of Holders of Certificates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section. Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on

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behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                   ARTICLE IX

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                             BY THE MASTER SERVICER

         Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's and Master Servicer's Obligations.

         (a) The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall monitor the performance of the Servicers under the Servicing Agreements, and shall use its reasonable good faith efforts to cause the Servicers duly and punctually to perform all of their duties and obligations thereunder. Upon the occurrence of a default of which an Authorized Officer of the Master Servicer has actual knowledge under a Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder. Notwithstanding any provision of this Agreement or any Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of, or to enforce the obligations of, (i) the Servicer under its Servicing Agreement with respect to any Additional Collateral or any Limited Purpose Surety Bond relating thereto, including, without limitation, the collection of any amounts owing to the Trust Fund in respect thereof (unless and until the Master Servicer shall have assumed the obligations of such Servicer as successor servicer under the related Servicing Agreement pursuant to this Section 9.01, in which case, as successor servicer, it shall

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be bound to serve and administer the Additional Collateral and any related Limited Purpose Surety Bond in accordance with the provisions of such Servicing Agreement) or (ii) the Servicer under its Servicing Agreement with respect to the servicing or administration of defaulted or delinquent Mortgage Loans and the management and disposition of any REO Properties or for any actions of the Trustee in connection therewith.

         (b) Upon any termination by the Master Servicer of a Servicer's rights and powers pursuant to its Servicing Agreement, the rights and powers of the Servicer with respect to the Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee and the Rating Agencies, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the Servicing Agreement, a new Fannie Mae- or FHLMC-approved Person to serve as successor to the Servicer; provided, however, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). With such consent, the Master Servicer may elect to continue to serve as successor servicer under the Servicing Agreement. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligation of the terminated Servicer under such Servicing Agreement, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor as it and such successor shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer) be in excess of that payable to the Servicer under the affected Servicing Agreement.

         The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney's fees against the party against whom such enforcement is directed, or
(iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.

         If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

         (c) Upon any termination of a Servicer's rights and powers pursuant to its Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded the Servicer under the Servicing Agreement, which notice shall also specify the name and address of any such successor servicer.

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         (d) Neither the Depositor nor the Trustee shall consent to the assignment by any Servicer of such Servicer's rights and obligations under the Servicing Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

         Section 9.02      Assumption of Master Servicing by Trustee.

         (a) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint a Fannie-Mae or FHLMC-approved server as successor with servicer acceptable to the Depositor and the Rating Agencies. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer's interest herein and therein to the same extent as if such Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities thereunder.

         (b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

         Section 9.03      Representations and Warranties of the Master
                           Servicer.

         (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

                  (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

                  (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an

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         event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

                  (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

                  (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

                  (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

                  (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

                  (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer;

         (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless

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against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in
Section 9.03(a). It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

         Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

         Section 9.04      Compensation to the Master Servicer.

         The Master Servicer shall be entitled to be paid by the Trust Fund, and either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of "Available Distribution Amount" and (iii) amounts representing assumption fees, late payment charges or other ancillary income not included in the definition of "Available Distribution Amount" and which are not required to be remitted by the Servicers to the Securities Administrator or deposited by the Securities Administrator into the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         In addition, Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

         Section 9.05      Merger or Consolidation.

         Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master

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Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

         Section 9.06      Resignation of Master Servicer.

         Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

         If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time as Wells Fargo Bank Minnesota, National Association also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(c)).

         Section 9.07      Assignment or Delegation of Duties by the Master
                           Servicer.

         Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor Master Servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein.

         Section 9.08      Limitation on Liability of the Master Servicer and
                           Others.

         Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action

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taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

         The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Agreement.

         Section 9.09      Indemnification; Third-Party Claims.

         The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

                                   ARTICLE X

                              REMIC ADMINISTRATION

         Section 10.01     REMIC Administration.

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         (a) REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

         (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

         (c) The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Securities Administration Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by
Section 6.20 and this Section.

         (d) The Securities Administrator shall prepare, and the Trustee shall sign and file, as instructed by the Securities Administrator, all of each REMIC's federal and appropriate state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

         (e) The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

         (f) The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Securities Administrator, the Master Servicer nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken)

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any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

         (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

         (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

         (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

         (j) Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

         (k) The Trustee and the Securities Administrator shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the holders of the Interest-Only Certificates and that is not an asset of any REMIC. The Trustee and the Securities Administrator shall treat the rights of the Holders of the LIBOR Certificates to receive distributions from the Reserve Fund to cover Net WAC Shortfalls as payments under a cap contract written by the Holders of the Class X-1A, Class X-1B, Class X-2 and Class X-B Certificates in favor of the Holders of the LIBOR Certificates. Thus, each Class 1A, Class 2A and Class B-1 Certificates shall be treated as representing not only ownership of regular interests in a REMIC, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue prices of the Certificates, the interest rate cap contracts

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shall be assumed to have a zero value unless and until required otherwise by an applicable taxing authority.

         (l) The Class LT-R Holder shall act as "tax matters person" with respect to the Lower-Tier REMIC and shall act as agent for the Class A-R Certificateholder as "tax matters person" with respect to the Upper-Tier REMIC and the Securities Administrator shall act as agent for the Class LT-R Holder in such roles, unless and until another party is so designated by the Class LT-R Holder.

         Section 10.02     Prohibited Transactions and Activities.

         Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any such REMIC as a REMIC or of the interests therein other than the Residual Certificate as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause any such REMIC to be subject to any tax including a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

         Section 10.03 Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.

         In the event that a REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator has relied. Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Service Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

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         Section 10.04     REO Property.

         (a) Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the applicable Servicer has provided to the Trustee an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

         (b) The Depositor shall cause the applicable Servicer (to the extent provided in its Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a Federal or state tax upon such REMIC. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01     Binding Nature of Agreement; Assignment.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 11.02     Entire Agreement.

         This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 11.03     Amendment.

         (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

         (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such

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change will not adversely affect the status of any REMIC as a REMIC or cause a tax to be imposed on such REMIC; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.

         (d) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

         Section 11.04     Voting Rights.

         Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

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         Section 11.05     Provision of Information.

         (a) For so long as any of the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Master Servicer and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

         (b) The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 9.23(b) and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

         (c) On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

         Section 11.06     Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 11.07     Notices.

         All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Sequoia Residential Funding, Inc., 591 Redwood Highway, Suite 3160, Mill Valley, CA 94941, telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2003-1,
(b) in the case of the Seller, RWT Holdings, Inc., 591 Redwood Highway, Suite 3140, Mill Valley, CA 94941, telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2003-1, (c) in the case of the Master Servicer or the Securities Administrator, Wells Fargo Bank Minnesota, National Association, P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), telecopy number (410) 715-2380, Attention: Sequoia Mortgage Trust 2003-1, and (d) with respect to the Trustee or the Certificate Registrar, its respective Corporate Trust Office, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant

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address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.

         Section 11.08     Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.09     Indulgences; No Waivers.

         Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 11.10     Headings Not To Affect Interpretation.

         The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 11.11     Benefits of Agreement.

         Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.

         Section 11.12     Special Notices to the Rating Agencies.

         (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

                  (i)      any amendment to this Agreement pursuant to Section
         11.03;

                  (ii) any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

                  (iii)    the occurrence of any Event of Default described in
         Section 6.14;

                  (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

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                  (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14;

                  (vi)     the making of a final payment pursuant to Section
         7.02; and

                  (vii) any termination of the rights and obligations of any Servicer under the applicable Servicing Agreement.

         (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

         If to Moody's, to:

         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York 10007
         Attention:  Residential Mortgages

         If to S&P, to:

         Standard & Poor's Ratings Service,
           a Division of The McGraw-Hill
           Companies, Inc.
         55 Water Street
         New York, New York 10041
         Attention:  Residential Mortgages

         If to Fitch Ratings, to:

         Fitch, Inc.
         One State Street Plaza
         New York, New York 10004
         Attention:  Residential Mortgages

         (c) The Securities Administrator shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.02. In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

         (d) The Depositor hereby represents to S&P that, to the Depositor's knowledge, the information provided to such Rating Agency, including the loan level detail, is true and correct according to such Rating Agency's requirements.

         Section 11.13     Conflicts.

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         To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

         Section 11.14     Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         Section 11.15     No Petitions.

         The Trustee and the Master Servicer, by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                           SEQUOIA RESIDENTIAL FUNDING, INC.,
                                           as Depositor
                                           By: _________________________________
                                               John H. Isbrandtsen
                                               Vice President

                                           HSBC BANK USA,
                                           as Trustee

                                           By: _________________________________
                                               Wendy Zhang
                                               Title:

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           as Master Servicer

                                           By: _________________________________
                                               Peter J. Masterman
                                               Vice President

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION, as Securities
                                           Administrator

                                           By: _________________________________
                                               Stacey Wainwright
                                               Assistant Vice President

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Solely for purposes of Section 2.04
accepted and agreed to by:

RWT HOLDINGS, INC.

By: ____________________________
    John H. Isbrandtsen
    Authorized Signatory

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                                    EXHIBIT A

                              FORMS OF CERTIFICATES

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1A

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class 1A               Principal Amount of this
     Certificates: $798,206,000          Certificate: $798,206,000

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AA 4

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         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 1A Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding a Distribution Date (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. If such Certificate is no longer a Book-Entry Certificate, the Record Date will be the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                             HSBC BANK USA
                                               as Trustee

                                             By:________________________________
                                                AUTHORIZED SIGNATORY

                                             Dated:_____________________________

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

         WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                                as Authenticating Agent

                                             By:________________________________
                                                AUTHORIZED SIGNATORY

                                             Dated:_____________________________

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                          SEQUOIA MORTGAGE TRUST 2003-1
                        MORTGAGE PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2003-1 Mortgage Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), among Sequoia Residential Funding, Inc., as depositor (the "Depositor"), HSBC Bank USA, as trustee (the "Trustee"), and Wells Fargo Bank Minnesota, National Association, in the dual capacities of master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Class 1A, Class 2A, Class X-1A, Class X-1B, Class X-2, Class X-B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Class A-R Certificate (the "Residual Certificate") will also be issued.

         On each Distribution Date, the Available Distribution Amount will be distributed from the Distribution Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

         Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request, made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at 6th Avenue and Marquette, Minneapolis, Minnesota 55479, Attention:

70478
Sequoia 2003-1
Pooling and Servicing Agreement

Sequoia Mortgage Trust 2003-1 or at such other address as the Securities Administrator may designate from time to time.

         The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66 2/3% of the outstanding Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of outstanding Class Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class 1A, Class 2A, Class B-1, Class B-2 and Class B-3 Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class X-1A, Class X-1B, Class X-2 and Class X-B Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that Class registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class B-4, Class B-5 and Class B-6 Certificates are issuable only in registered form, in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and each Certificate will be maintained in physical

70478
Sequoia 2003-1
Pooling and Servicing Agreement
form. The Class A-R Certificate will be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Class A-R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

         The Depositor (as Holder of the Class LT-R Certificate) has the option to redeem the Certificates, in whole but not in part, after giving notice of the redemption as provided in the Pooling and Servicing Agreement, on any Distribution Date after which the then aggregate outstanding principal balance of the Mortgage Loans is equal to or less than 20% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the aggregate pre-funding amount on the Closing Date.

         On any Distribution Date occurring on or after the Initial Optional Purchase Date, the Depositor has the option to cause the Trust Fund to adopt a plan of complete liquidation in accordance with the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

_______________________________________________________________________________

_______________________________________________________________________________
         (Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

_______________________________________________________________________________
         the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

_______________________________________________________________________________
         to transfer such Certificate in such Certificate Register.

         I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

_______________________________________________________________________________

         Dated:____________________    ________________________________________
                                       Signature by or on behalf of Assignor

         __________________________
           Authorized Officer          _________________________________________
                                       Signature Guaranteed

      ___________________________   ____________________________________________
Name of Institution                          NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer
                                    Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.
                                    Notarized or witnessed signatures are not acceptable as guaranteed signatures.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ____________________________________________________________

account number __________________ or, if mailed by check, to __________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to _________________________

_______________________________________________________________________________

         This information is provided by ______________________________________

the assignee named above, or ____________________________________ as its agent.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2A

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class 2A               Principal Amount of this
     Certificates: $190,000,000          Certificate: $190,000,000

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AB 2

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2A Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding a Distribution Date (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. If such Certificate is no longer a Book-Entry Certificate, the Record Date will be the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                             HSBC BANK USA
                                               as Trustee

                                             By:________________________________
                                                AUTHORIZED SIGNATORY

                                             Dated:_____________________________

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

         WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                                as Authenticating Agent

                                             By:________________________________
                                                AUTHORIZED SIGNATORY

                                             Dated:_____________________________

70478
Sequoia 2003-1
Pooling and Servicing Agreement

                          SEQUOIA MORTGAGE TRUST 2003-1
                        MORTGAGE PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2003-1 Mortgage Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), among Sequoia Residential Funding, Inc., as depositor (the "Depositor"), HSBC Bank USA, as trustee (the "Trustee"), and Wells Fargo Bank Minnesota, National Association, in the dual capacities of master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Class 1A, Class 2A, Class X-1A, Class X-1B, Class X-2, Class X-B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Class A-R Certificate (the "Residual Certificate") will also be issued.

         On each Distribution Date, the Available Distribution Amount will be distributed from the Distribution Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

         Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request, made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at 6th Avenue and Marquette, Minneapolis, Minnesota 55479, Attention:

70478
Sequoia 2003-1
Pooling and Servicing Agreement

Sequoia Mortgage Trust 2003-1 or at such other address as the Securities Administrator may designate from time to time.

         The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66 2/3% of the outstanding Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of outstanding Class Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class 1A, Class 2A, Class B-1, Class B-2 and Class B-3 Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class X-1A, Class X-1B, Class X-2 and Class X-B Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that Class registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class B-4, Class B-5 and Class B-6 Certificates are issuable only in registered form, in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and each Certificate will be maintained in physical

70478
Sequoia 2003-1
Pooling and Servicing Agreement
form. The Class A-R Certificate will be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Class A-R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

         The Depositor (as Holder of the Class LT-R Certificate) has the option to redeem the Certificates, in whole but not in part, after giving notice of the redemption as provided in the Pooling and Servicing Agreement, on any Distribution Date after which the then aggregate outstanding principal balance of the Mortgage Loans is equal to or less than 20% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the aggregate pre-funding amount on the Closing Date.

         On any Distribution Date occurring on or after the Initial Optional Purchase Date, the Depositor has the option to cause the Trust Fund to adopt a plan of complete liquidation in accordance with the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

_______________________________________________________________________________

_______________________________________________________________________________
         (Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

_______________________________________________________________________________
         the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

_______________________________________________________________________________
         to transfer such Certificate in such Certificate Register.

         I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

_______________________________________________________________________________

         Dated:____________________    ________________________________________
                                       Signature by or on behalf of Assignor

         __________________________
            Authorized Officer         ________________________________________
                                       Signature Guaranteed

       __________________________   ___________________________________________
Name of Institution                          NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer
                                    Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.
                                    Notarized or witnessed signatures are not acceptable as guaranteed signatures.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ____________________________________________________________

account number __________________ or, if mailed by check, to __________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to _________________________

_______________________________________________________________________________

         This information is provided by ______________________________________

the assignee named above, or ____________________________________ as its agent.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON A NOTIONAL AMOUNT DETERMINED AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. THE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE AS SET FORTH HEREON.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                 MORTGAGE PASS-THROUGH CERTIFICATES, CLASS X-1A

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Initial Notional
Amount of the Class X-1A             Amount of this
     Certificates: $183,178,145          Certificate: $183,178,145

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AC 0

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Amount of this Certificate by the initial Class Notional Amount of all Class X-1A Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON A NOTIONAL AMOUNT DETERMINED AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. THE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE AS SET FORTH HEREON.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                 MORTGAGE PASS-THROUGH CERTIFICATES, CLASS X-1B

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Initial Notional
Amount of the Class X-1B             Amount of this
     Certificates: $615,027,854          Certificate: $615,027,854

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1 CUSIP:  81743P AD 8

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Amount of this Certificate by the initial Class Notional Amount of all Class X-1B Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON A NOTIONAL AMOUNT DETERMINED AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. THE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE AS SET FORTH HEREON.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS X-2

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Initial Notional
Amount of the Class X-2              Amount of this
     Certificates: $189,999,748          Certificate: $189,999,748

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AE 6

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Amount of this Certificate by the initial Class Notional Amount of all Class X-2 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON A NOTIONAL AMOUNT DETERMINED AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. THE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE AS SET FORTH HEREON.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS X-B

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Initial Notional
Amount of the Class X-B              Amount of this
     Certificates: $15,905,000           Certificate: $15,905,000

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AF 3

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Amount of this Certificate by the initial Class Notional Amount of all Class X-B Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-1

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class B-1         Principal Amount of this
Certificates: $15,905,000       Certificate: $15,905,000

Certificate Interest Rate: Variable   Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AH 9

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding a Distribution Date (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. If such Certificate is no longer a Book-Entry Certificate, the Record Date will be the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class B-2         Principal Amount of this
Certificates: $8,210,000        Certificate: $8,210,000

Certificate Interest Rate: Variable   Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AJ 5

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class B-3    Principal Amount of this
Certificates: $5,644,000   Certificate: $5,644,000

Certificate Interest Rate: Variable   Cut-off Date: February 1, 003

NUMBER 1 CUSIP: 81743P AK 2

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF

70478
Sequoia 2003-1
Pooling and Servicing Agreement

ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH
TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class B-4              Principal Amount of this
     Certificates: $2,565,000            Certificate: $2,565,000

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

     NUMBER 1

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT AUER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF

70478
Sequoia 2003-1
Pooling and Servicing Agreement

ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH
TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OFTHE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class B-5              Principal Amount of this
     Certificates: $1,539,000            Certificate: $1,539,000

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT SEQUOIA RESIDENTIAL FUNDING, INC., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF

70478
Sequoia 2003-1
Pooling and Servicing Agreement

ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH
TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-6

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class B-6              Principal Amount of this
     Certificates: $4,105,168            Certificate: $4,105,168

Certificate Interest Rate: Variable      Cut-off Date: February 1, 2003

NUMBER 1

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT SEQUOIA RESIDENTIAL FUNDING, INC., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-6 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR (I) AN AFFIDAVIT STATING (A) THAT THE PROPOSED TRANSFEREE IS NOT A "DISQUALIFIED ORGANIZATION" WITHIN THE MEANING OF SECTION 860E(E)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IS NOT PURCHASING THE CERTIFICATE ON BEHALF OF A DISQUALIFIED ORGANIZATION, (B) THAT NO PURPOSE OF SUCH TRANSFER IS TO AVOID OR IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, (C) IN THE CASE OF A NON-U.S. PERSON, THAT THE PROPOSED TRANSFEREE IS A NON U.S. PERSON THAT HOLDS A RESIDUAL CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND HAS FURNISHED THE TRANSFEROR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR SUCCESSOR FORM AT THE TIME AND IN THE MANNER REQUIRED BY THE CODE AND (II) EITHER (A) AN AFFIDAVIT STATING (1) THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO CODE SECTION 4975 OR A PERSON OR ENTITY THAT IS INVESTING ON BEHALF OF OR USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO ACQUIRE THIS CERTIFICATE OR (2) THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE PURCHASE AND HOLDING OF THE CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE

70478
Sequoia 2003-1
Pooling and Servicing Agreement

SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR. IN ADDITION, THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NOMINEE.

                          SEQUOIA MORTGAGE TRUST 2003-1
                  MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-R

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Initial Certificate
Amount of the Class A-R         Principal Amount of this
Certificates: $100              Certificate: $100

Certificate Interest Rate: Variable   Cut-off Date: February 1, 2003

NUMBER 1 CUSIP: 81743P AG 1

70478
Sequoia 2003-1
Pooling and Servicing Agreement

         THIS CERTIFIES THAT [[MORGAN STANLEY & CO., INCORPORATED]] is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreements; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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         THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL.

NEITHER THIS CERTIFICATE NOR ANY INTEREST IN THIS CERTIFICATE MAY BE OWNED BY A NON-U.S. PERSON.

THIS CERTIFICATE DOES NOT ACCRUE INTEREST AND IS NOT ENTITLED TO ANY DISTRIBUTIONS OF INTEREST.

THIS CERTIFICATE IS ENTITLED SOLELY TO DISTRIBUTIONS OF RESIDUAL FUNDS, AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN) AND TO ANY REMAINING AMOUNTS OF THE LOWER TIER REMIC REGULAR INTERESTS HAVE BEEN PAID IN FULL.

         THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (1) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR (2) THE DEPOSITOR, OR AN AFFILIATE (AS DEFINED IN RULE 405 UNDER THE 1933 ACT) THEREOF.

         NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR (I) AN AFFIDAVIT STATING (A) THAT THE PROPOSED TRANSFEREE IS NOT A "DISQUALIFIED ORGANIZATION" WITHIN THE MEANING OF SECTION 860E(E)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IS NOT PURCHASING THE CERTIFICATE ON BEHALF OF A DISQUALIFIED ORGANIZATION, (B) THAT NO PURPOSE OF SUCH TRANSFER IS TO AVOID OR IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, (C) IN THE CASE OF A NON-U.S. PERSON, THAT THE PROPOSED TRANSFEREE IS A NON U.S. PERSON THAT HOLDS A RESIDUAL CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND HAS FURNISHED THE TRANSFEROR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR SUCCESSOR FORM AT THE TIME AND IN THE MANNER REQUIRED BY THE CODE AND (II) EITHER (A) AN AFFIDAVIT STATING (1) THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO CODE SECTION 4975 OR A PERSON OR ENTITY THAT IS INVESTING ON BEHALF OF OR USING THE ASSETS OF ANY

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EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO ACQUIRE THIS CERTIFICATE OR (2) THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE PURCHASE AND HOLDING OF THE CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR
(B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR. IN ADDITION, THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NOMINEE.

                          SEQUOIA MORTGAGE TRUST 2003-1
                 MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

                  Evidencing a beneficial interest in a trust fund consisting of two pools of adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans and other assets established by

                        SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest
of this Certificate: 100%     Cut-off Date: February 1, 2003

NUMBER 1

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         THIS CERTIFIES THAT REDWOOD COMMERCIAL FUNDING, INC. is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions of principal and interest on certain adjustable rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans"), (ii) the Trust Fund's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement; (iii) the Insurance Policies; (iv) all cash, instruments and other property held or required to be deposited in the Custodial Accounts, the Distribution Account (exclusive of any earnings or investments made with funds deposited in the Distribution Account), the Reserve Fund (exclusive of any earnings or investments made with funds deposited in the Reserve Fund),the Capitalized Interest Account (exclusive of any earnings or investments made with funds deposited in the Capitalized Interest Account) and the Pre-Funding Accounts; (v) property that secured a Mortgage Loan that has become REO Property; (vi) the pledge, control and guaranty agreements and one or more Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans; (vii) all proceeds of the conversion, voluntary or involuntary of any of the foregoing; (viii) the Cap Agreement; and (ix) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 20th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in March 2003 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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                                    EXHIBIT B

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF                )
                        )       ss.:
COUNTY OF               )

         [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

         1.       That he [she] is [title of officer] ________________________
                  of [name of Purchaser] _______________________________________
                  (the "Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

         2.       That the Purchaser's Taxpayer Identification Number is [    ].

         3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

         4. That the Purchaser either (x) is not, and on _________________ [date of transfer] will not be, an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, the trustee of any such plan or a person acting on behalf of any such plan or investing the assets of any such plan to acquire a Residual Certificate; (y) is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-

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                  60 and the purchase and holding of the Certificate are covered under Section I and III of PTCE 95-60; or (z) herewith delivers to the Trustee and the Certificate Registrar an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Certificate Registrar, and upon which the Trustee and the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Securities Administrator, the Master Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Certificate Registrar.

         5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Agreement"), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator and HSBC Bank USA, as Trustee with respect to Sequoia Mortgage Trust 2003-1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar and Trustee have received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

         6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

         7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

         8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee and the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

         9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

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         10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor, the Trustee and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on June August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

         11. The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

         12. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

         13. That the Purchaser consents to the designation of the Securities Administrator to act as agent for the "tax matters person" of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

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         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

                                               _________________________________
                                               [name of Purchaser]

                                               By:______________________________
                                                  Name:
                                                  Title:

         Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

         Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

_________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

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                                    EXHIBIT C

              RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

                                                    ____________________________
                                                                Date

Re:      Sequoia Mortgage Trust 2003-1
         Mortgage Pass-Through Certificates

         _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                             Very truly yours,

                             _______________________________
                             Name:
                             Title:

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                                    EXHIBIT D

                            FORM OF CUSTODY AGREEMENT

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                                    EXHIBIT E

                          LIST OF SERVICING AGREEMENTS

1. The Master Servicing Agreement between RWT Holdings, Inc. ("RWT") and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2002, as modified by the related Acknowledgements.

2. The Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2002, between RWT and GreenPoint Mortgage Funding, Inc., as modified by the related Acknowledgements.

3. The Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and Cendant, as Servicer, dated August 1, 2002, and the Additional Collateral Servicing Agreement between RWT and Cendant, dated August 1, 2002, each as modified by the related Acknowledgements.

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                                    EXHIBIT F

                           LIST OF PURCHASE AGREEMENTS

1. The Master Mortgage Loan Purchase Agreement between RWT Holdings, Inc. ("RWT") and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2002, as modified by the related Acknowledgements.

2. The Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2002, between RWT and GreenPoint Mortgage Funding, Inc., as modified by the related Acknowledgements.

3. The Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and Cendant, as Servicer, dated August 1, 2002, as modified by the related Acknowledgements.

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                                    EXHIBIT G

                       LIST OF LIMITED PURPOSE SURETY BOND

1. Ambac Assurance Corporation Surety Bond No. AB0240BE, issued March 17, 1999, for Morgan Stanley Dean Witter Credit Corporation loans.

2. Ambac Assurance Corporation Surety Bond No. AB0039BE, issued February 26, 1996, for Merrill Lynch Credit Corporation loans.

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                                    EXHIBIT H

                     FORM OF RULE 144A TRANSFER CERTIFICATE

Re:      Sequoia Mortgage Trust 2003-1
         Mortgage Pass-Through Certificates

         Reference is hereby made to the Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator and HSBC Bank USA, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

         This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

         In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters and the Depositor.

                                               _________________________________
                                               [Name of Transferor]

                                               By:______________________________
                                                  Name:
                                                  Title:

Dated: ___________, ____

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                                    EXHIBIT I

                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR

                                                   Date

Dear Sirs:

         In connection with our proposed purchase of $______________ principal amount of Sequoia Mortgage Trust 2003-1 Mortgage Pass-Through Certificates (the "Privately Offered Certificates") of Sequoia Residential Funding, Inc. (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or
         (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of February 1, 2003, by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator and HSBC Bank USA, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

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(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Pooling and Servicing Agreement.

         Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

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         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,

                                     __________________________________
                                     [Purchaser]

                                     By: ________________________________
                                         Name:
                                         Title:

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                                    EXHIBIT J

                        FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK          )
                           )       ss.:
COUNTY OF NEW YORK         )

     The undersigned, being first duly sworn, deposes and says as follows:

         1.       The undersigned is the ______________________ of
______________ (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

         2. The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan subject to Section 406 or
Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the trustee of any such plan or a person acting on behalf of any such plan or investing the assets of any such plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate are covered under
Section I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Master Servicer, the Certificate Registrar, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund, the Trustee, the Certificate Registrar, the Securities Administrator or the Depositor.

         3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Agreement"), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator and HSBC Bank USA, as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

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         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

                                     _________________________________
                                     [Investor]

                                     By:______________________________
                                        Name:
                                        Title:

ATTEST:

_____________________________

STATE OF                )
                        )        ss.:
COUNTY OF               )

                  Personally appeared before me the above-named
         ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this _____ day of _________ 20___.

                                               ______________________________
                                               NOTARY PUBLIC

                                               My commission expires the
                                               _____ day of __________ 20___.

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                                    EXHIBIT K

                        FORM OF LETTER OF REPRESENTATIONS
                        WITH THE DEPOSITORY TRUST COMPANY

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                                    EXHIBIT L

                             FORM OF CAP AGREEMENTS

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Pooling and Servicing Agreement

                                    EXHIBIT M

                     FORM OF CERTIFICATION TO BE PROVIDED TO
                    DEPOSITOR BY THE SECURITIES ADMINISTRATOR

                   Sequoia Mortgage Trust 2003-1 (the "Trust")
                       Mortgage Pass-Through Certificates

     I, ____________________, a ______________ of Wells Fargo Bank Minnesota,
     National Association ("Wells Fargo"), as Securities Administrator of the Trust, hereby certify to Sequoia Residential Funding, Inc. (the "Depositor"), and its officers, directions and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. The Depositor has provided to the Securities Administrator a written notice listing all of the monthly distribution reports that were prepared by the Securities Administrator and that will be included in the Depositor's Form 10-K for the Trust's fiscal year ending on _____________. I have reviewed each of such distribution reports.

         2. Based on my knowledge, the information in these distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report.

         3. Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement, dated as of February 1, 2003, among the Depositor, Wells Fargo, as Master Servicer and Securities Administrator and HSBC Bank USA, as Trustee creating the Trust is included in these reports.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

70478
Sequoia 2003-1
Pooling and Servicing Agreement

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION,
                                                as Securities Administrator

Dated: _________________                       By:______________________________
                                               Name:
                                               Title:

70478
Sequoia 2003-1
Pooling and Servicing Agreement

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

70478
Sequoia 2003-1
Pooling and Servicing Agreement